Exhibit 10


Prototype
------------------------------------------------------





                                  FLEXINVEST(R)







                            Defined Contribution Plan
                            -------------------------




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                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                PROTOTYPE FLEXINVEST(R)DEFINED CONTRIBUTION PLAN



PART I                     DEFINITIONS
PART II                    CREDITING SERVICE
PART III                   ELIGIBILITY AND PARTICIPATION
PART IV                    CONTRIBUTIONS
PART V                     LIMITATION ON ALLOCATIONS
PART VI                    PLAN INVESTMENT - CONTRACT
PART VII                   PLAN INVESTMENT - POLICIES
PART VIII                  PARTICIPANT'S ACCOUNTS
PART IX                    VESTING
PART X                     IN-SERVICE WITHDRAWALS
PART XI                    PARTICIPANT LOANS
PART XII                   TERMINATION OF EMPLOYMENT
PART XIII                  FORFEITURES
PART XIV                   RETIREMENT BENEFITS
PART XV                    MINIMUM DISTRIBUTION REQUIREMENTS
PART XVI                   DEATH BENEFITS
PART XVII                  TOP-HEAVY REQUIREMENTS
PART XVIII                 INSURANCE COMPANY
PART XIX                   AMENDMENT, TERMINATION, MERGER, ETC. OF PLAN
PART XX                    ADMINISTRATION OF PLAN
PART XXI                   MISCELLANEOUS
PART XXII                  TRANSITIONAL RULES
PART XXIII                 ELIGIBLE ROLLOVERS







Copyright 1994 by Massachusetts Mutual Life Insurance Company.
All Rights  Reserved.  No   reproduction  of  provisions  in  this  document are
permitted without the express written consent of Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts 01111-0001.


1/94

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                  MASSACHUSETTS MUTUAL PROTOTYPE FLEXINVEST(R)
                            DEFINED CONTRIBUTION PLAN

                                Table of Contents

INTRODUCTION                                                               PAGE

           Prototype Defined Contribution Plan                               1
           Purpose of Plan                                                   1


PART I - DEFINITIONS

           1.1             Administrator                                     2
           1.2             Anniversary Date                                  2
           1.3             Annual Additions                                  2
           1.4             Automatic Joint and Survivor Annuity              2
           1.5             Beneficiary                                       2
           1.6             Business Day                                      3
           1.7             Code                                              3
           1.8             Company                                           3
           1.9             Company Annual Contributions                      3
           1.10            Company Matching Contributions                    3
           1.11            Company Qualified Nonelective Contributions       3
           1.12            Company Supplemental Contributions                3
           1.13            Compensation                                      4
           1.14            Contract                                          7
           1.15            Effective Date                                    7
           1.16            Election Period                                   7
           1.17            Employee                                          7
           1.18            Employer                                          7
           1.19            Entry Date                                        8
           1.20            Excess Aggregate Contributions                    8
           1.21            Excess Amount                                     8
           1.22            Highly Compensated Employee                       8
           1.23            Hour of Service                                   9
           1.24            Insurance Company                                10
           1.25            Leased Employee                                  11
           1.26            Limitation Year                                  11
           1.27            Maximum Permissible Amount                       11
           1.28            One-Year Break in Service                        12
           1.29            Participant                                      12
           1.30            Participant Matched Contributions                12
           1.31            Participant Nondeductible Voluntary
                            Contributions                                   12
           1.32            Participant Supplemental Contributions           12
           1.33            Plan                                             12
           1.34            Plan Year                                        12
           1.35            Policy                                           12
           1.36            Prototype Plan                                   12
           1.37            Qualified Election                               12
           1.38            Spouse                                           13
           1.39            Termination of Employment                        13
           1.40            Valuation Date                                   13
           1.41            Year of Service                                  13


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PART II - CREDITING SERVICE

           2.1             General Method of Crediting Service              14
           2.2             Equivalency Methods Based Upon Periods
                            of Employment                                   14
           2.3             One Method of Crediting Service for All
                            Employees                                       14
           2.4             Service With a Predecessor Company               14


PART III - ELIGIBILITY AND PARTICIPATION


           3.1             Eligibility                                      14
           3.2             Eligibility Computation Period                   15
           3.3             Break in Service/Return to Service               15
           3.4             Notification of Eligible Employees               16
           3.5             Conditions of Continued Participation            16


PART IV - CONTRIBUTIONS

           4.1             Contributions to the Plan                        16
           4.2             Profit-Sharing Plans                             17
           4.3             Limitations on Company and Participant
                            Contributions                                   17
           4.4             Excess Aggregate Contributions                   19
           4.5             Timing                                           21
           4.6             Return of Contributions                          21
           4.7             Rollover Contributions                           21
           4.8             Transfers of Amounts from Other Plans            22
           4.9             Participant Deductible Voluntary
                            Contributions                                   22
           4.10            Additional Requirements for Owner-Employees      23
           4.11            Permitted Disparity                              23


PART V - LIMITATION ON ALLOCATIONS

           5.1             Maximum Permissible Amount                       25
           5.2             Estimate of Maximum                              25
           5.3             Reconciliation                                   25
           5.4             Excess Amounts                                   25
           5.5             If Company Maintains Other
                            Defined Contribution Plans                      26
           5.6             If Company Maintains Other Plans                 27
           5.7             Controlled Group of Employers, Etc.              28
           5.8             Definitions                                      28


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PART VI - PLAN INVESTMENT - CONTRACT

           6.1             Funding Policy                                   29
           6.2             Contract                                         30
           6.3             Insurance Company's Authority to Direct
                            Investments                                     30
           6.4             Participant-Directed Investments                 31
           6.5             Combining Assets of More Than One Plan
                            in a Single Contract                            32


PART VII - PLAN INVESTMENT - POLICIES

           7.1             Request of Participant                           32
           7.2             Limitations on Purchase                          32
           7.3             Company is Owner                                 33
           7.4             Premium Payments                                 33
           7.5             Dividends                                        33
           7.6             Distribution of Policies                         34
           7.7             Change in Amount of Insurance                    34
           7.8             Policies upon Termination of Employment          34


PART VIII - PARTICIPANT'S ACCOUNTS

           8.1             Participant's Accounts                           34
           8.2             Valuation of Accounts                            35


PART IX - VESTING

           9.1             Full Vesting in Certain Separate Accounts        35
           9.2             Vesting in Participant's Accounts
                            Attributable to Company Contributions           36
           9.3             Vesting Years of Service/Breaks in Service       36


PART X - IN-SERVICE WITHDRAWALS

           10.1            In General                                       37
           10.2            Sequence and Conditions for Withdrawal           37
           10.3            No Forfeiture of Participant's Account
                            Attributable to Participant Contributions       38


PART XI - PARTICIPANT LOANS

           11.1            In General                                       38
           11.2            Application for Loans                            39
           11.3            Amount of Loan                                   39
           11.4            Interest Rates                                   40
           11.5            Repayments                                       40
           11.6            Default and/or Acceleration                      40


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PART XII - TERMINATION OF EMPLOYMENT

           12.1            Notice of Termination of Employment              41
           12.2            Amount of Participant's Benefit                  41
           12.3            Participant's Election of a Form of Benefit      41
           12.4            Forfeiture of Nonvested Portion of
                            Participant's Account                           42
           12.5            Repayment                                        43


PART XIII - FORFEITURES

           13.1            Occurrence of Forfeiture                         44
           13.2            Application of Forfeitures                       44


PART XIV - RETIREMENT BENEFITS

           14.1            Normal Form of Benefit                           44
           14.2            Optional Forms of Benefit                        45
           14.3            Notice Requirements                              45
           14.4            Special Rule for Profit-Sharing Plans            46
           14.5            Amount of Retirement Benefit                     46
           14.6            Participant Election of a Retirement Date        46
           14.7            Participant's Right to Defer Retirement          47
           14.8            Distribution of Retirement Benefits              47


PART XV - MINIMUM DISTRIBUTION REQUIREMENTS

           15.1            Required Beginning Date                          48
           15.2            Distribution of Benefits                         48
           15.3            Definitions, Minimum Distributions               49


PART XVI - DEATH BENEFITS

           16.1            Preretirement Death of a Participant             49
           16.2            Preretirement Survivor Annuity                   51
           16.3            Post-retirement Death of a Participant           52
           16.4            Designation of a Beneficiary                     52


PART XVII - TOP-HEAVY REQUIREMENTS

           17.1            In General                                       52
           17.2            Minimum Contribution Under a Top-Heavy Plan      52
           17.3            Nonforfeitability of Minimum Contribution        53
           17.4            Top-Heavy Vesting                                53
           17.5            Top-Heavy Definitions                            53


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PART XVIII - INSURANCE COMPANY

           18.1            Not a Party                                      56
           18.2            Not Responsible for the Acts of the
                            Company or Administrator                        57
           18.3            Reliance on Signatures                           57
           18.4            Acquittance                                      57
           18.5            Duties of Insurance Company                      57
           18.6            Plan Controls                                    57


PART XIX - AMENDMENT, TERMINATION, MERGER, ETC. OF PLAN

           19.1            Permanency                                       57
           19.2            Amendment by Insurance Company                   57
           19.3            Permissible Amendments by Company                58
           19.4            Restrictions on Amendments                       58
           19.5            Termination of Plan                              59
           19.6            Full Vesting Upon Termination                    59
           19.7            Merger, Consolidation or Transfer
                            of Plan Assets                                  60


PART XX- ADMINISTRATION OF PLAN

           20.1            Appointment of Administrator                     60
           20.2            Administrator's Powers and Duties                61
           20.3            Delegation of Administrative
                            Responsibilities                                62
           20.4            Bonding                                          62
           20.5            Fiduciary Liability Insurance
                            and Indemnification                             62
           20.6            Compensation of Administrator                    63
           20.7            Service of Legal Process                         63
           20.8            Company Census Report                            63
           20.9            Information About Plan                           63
           20.10           Information About Participants
                            and Beneficiaries                               63
           20.11           Claim for Benefits                               64
           20.12           Claims Review Procedure                          64
           20.13           Missing Participants or Beneficiaries            65


PART XXI - MISCELLANEOUS

           21.1            Assignment or Alienation                         65
           21.2            Responsibility for Qualification of Plan         65
           21.3            Original Document                                66
           21.4            State Law                                        66
           21.5            Not an Employment Contract                       66
           21.6            Word Usage                                       66
           21.7            Interpretation of Plan                           66
           21.8            Headings                                         66


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PART XXII - TRANSITIONAL RULES

           22.1            Commencement of Benefits                         66
           22.2            Distribution of Benefits                         68


PART XXIII - ELIGIBLE ROLLOVERS

           23.1            Eligible Rollovers                               69
           23.2            Definitions                                      69


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           MONEY PURCHASE AND PROFIT-SHARING PLANS ADOPTION AGREEMENT
                  For Both Integrated and Non-Integrated Plans

           (A)             Plan Name
           (B)             Controlled Groups/Affiliated Employers
           (C)             Dates
           (D)             Eligibility for Participation
           (E)             Compensation
           (F)             Retirement
           (G)             Participant Contributions
           (H)             Company Contributions
           (I)             Forfeitures
           (J)             Investment Allocation
           (K)             Policies
           (L)             In-Service Withdrawals
           (M)             Loans
           (N)             Special Top-Heavy Elections
           (O)             Vesting
           (P)             Participant's Account Upon Termination of
                            Employment
           (Q)             Limitation on Allocating Contributions
           (R)             Present Value of Accrued Benefits
           (S)             Adoption Contingent on IRS Approval


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                   Massachusetts Mutual Life Insurance Company

                PROTOTYPE FLEXINVEST(R)DEFINED CONTRIBUTION PLAN
                    Established Under Revenue Procedure 89-9
          IRS Serial Nos. D357472a & D357472b (Profit Sharing Plan) and
                    D357473a & D357473b (Money Purchase Plan)

Massachusetts Mutual Life Insurance Company of Springfield, Massachusetts ("MassMutual") has prepared this Defined Contribution Plan for Employers interested in providing retirement and other incidental life insurance benefits for their Employees. Any Company may adopt this Plan, provided that it executes an agreement, hereinafter referred to as the Adoption Agreement, delivers a copy of the executed Adoption Agreement to MassMutual and agrees to conform to and abide by all of the terms and provisions of this Plan. The Employer must also apply for and have issued to it a group annuity contract to fund the Plan and to provide benefits under the Plan. The Employer may also apply for and have issued to it individual life insurance Policies.

MassMutual has received a favorable Opinion Letter for this Prototype plan from the Internal Revenue Service in accordance with Revenue Procedure 89-9 and Announcement 89-118. A copy of that Opinion Letter is contained in the Adoption Agreement. MassMutual strongly suggests that the adopting Company file with the appropriate Internal Revenue Service Key District Office for a Determination Letter. See IRS Notices 90-73 and 89-65, Section 3, and Rev. Proc. 90-20 for more detailed information on the requirements for obtaining continued reliance upon this document.

                                 PURPOSE OF PLAN

The Company establishes this Plan to provide funds for its Employees' retirement and to provide funds for their Beneficiaries in the event of death. The benefits provided in this Plan shall be paid from a Contract and Policies issued to the Company. The Plan and the Contract and Policies forming a part hereof are established and shall be maintained for the exclusive benefit of eligible Employees and their Beneficiaries. If the Company adopts this Plan as an amendment to an existing plan, the existing plan shall be superseded by this Plan.

This Plan and any related documents are instruments having IMPORTANT FINANCIAL, LEGAL AND TAX IMPLICATIONS. Neither MassMutual, nor its representatives can give assurances that the adoption of this Plan shall create a qualified Plan for a particular Company. Each Company must assume responsibility for the tax or legal aspects pertaining to its Plan. EACH COMPANY SHOULD CONSULT ITS OWN ATTORNEY FOR LEGAL ADVICE.

References to Parts and to numbered Paragraphs relate to the Plan document and those made to Sections relate to the Adoption Agreement.

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                              PART I - DEFINITIONS

1.1 ADMINISTRATOR - The person or persons designated by the Company in accordance with Paragraph 20.1 to manage the Plan. If no person is appointed, the Administrator shall be the Company.

1.2 ANNIVERSARY DATE - The first day of each Plan Year designated in Section (C)(2) by the Company.

1.3 ANNUAL ADDITIONS - The sum of the following amounts credited to a Participant's Account for the Limitation Year:

               (a)         Company contributions,

               (b)         Participant contributions,

               (c)         Forfeitures, and

               (d) Amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code
                           Section 415(l)(2), which is part of a pension or annuity plan maintained by the Company, are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Code Section 419A(d)(3), under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Company, are treated as Annual Additions to a defined contribution plan.

               For this purpose, any Excess Amount applied under Paragraphs 5.4 or 5.5 in the Limitation Year to reduce Company contributions shall be considered Annual Additions for such Limitation Year.

               The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Participant contributions as an Annual Addition.

1.4 AUTOMATIC JOINT AND SURVIVOR ANNUITY - An immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's Spouse which is not less than 50 percent and not more than 100 percent of the amount of the annuity which is payable during the joint lives of the Participant and his Spouse, and which is the amount of benefit which can be purchased with the Participant's vested account balance. The percentage of the survivor annuity under the Plan shall be 50 percent (unless a different percentage is elected by the Company in Section (F)(5)(a)).

1.5            BENEFICIARY - The person or persons  designated  under  Paragraph
               16.4 in accordance with Code Section 401(a)(9)

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               (and the regulations  thereunder),  to receive any benefits under the Plan on account of the death of the Participant. If any Policy is issued hereunder on the life of a Participant, the Beneficiary thereunder shall be designated separately under such Policy.

1.6 BUSINESS DAY - A day on which the Insurance Company, the New York Stock Exchange and the American Stock Exchange are open for business.

1.7            CODE - The Internal Revenue Code of 1986, as amended.

1.8            COMPANY - The Employer adopting this Plan.

1.9 COMPANY ANNUAL CONTRIBUTIONS - (Money Purchase Plans Only) - If elected in Section (H), contributions which the Company is required to make on behalf of each Participant who has completed at least 1,000 Hours of Service during the Plan Year. The Company shall contribute to the Plan, for each Plan Year, Company Annual Contributions in an amount determined in accordance with the contribution formula elected in Section (H).

               (Profit-Sharing Plans Only). If elected in Section (H), the Company may contribute to the Plan, for each Plan Year, in accordance with the formula elected in Section (H). The Administrator shall allocate Company Annual Contributions to Participants' Accounts in accordance with the allocation formula elected in Section (H). Company Annual Contributions shall be allocated to the Account of each Participant who has completed the requirements elected in Section (H).

1.10 COMPANY MATCHING CONTRIBUTIONS - If elected in Section (H), the Company may contribute money to match the Participant Matched Contributions. The amount of the contribution shall be determined in accordance with the formula elected in Section (H).

1.11           COMPANY  QUALIFIED  NONELECTIVE  CONTRIBUTIONS -  If  elected  in
               Section (H), the Company may elect to make an extra annual contribution to the Plan in accordance with the formula elected in Section (H). These contributions are nonforfeitable when made, and are distributable only in accordance with the distribution provisions of Code Section 401(k).

               In addition, in accordance with Paragraph 4.4(a), a Company may make Qualified Nonelective Contributions on behalf of non-Highly Compensated Employees that are sufficient to satisfy the Actual Contribution Percentage test, pursuant to regulations under the Code.

1.12           COMPANY  SUPPLEMENTAL  CONTRIBUTIONS -   If  elected   in Section
               (H), the Company may contribute money to match the Participant Supplemental Contributions.



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1.13           COMPENSATION  -  As  elected  by  the  Company  in  Section  (E),
               Compensation shall mean all of each Participant's:

               (a) Information Required to be Reported under Code Sections 6041 and 6051 (Wages, Tips and Other Compensation box on Form W-2): Compensation is defined as wages as defined in Codess.3401(a) and all other payments of compensation to an Employee by the Employer (in the course of the Company's trade or business) for which the employer is required to furnish the Employee a written statement under Codess.6041(d) andss.6051(a)(3). Compensation must be determined without regard to any rules under Codess.3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed such as the exception for agricultural labor in Codess.3401(a)(2)). Compensation under this definition may, as elected in the Adoption Agreement, exclude amounts paid or reimbursed by the employer for moving expenses incurred by an Employee if the Company had a reasonable belief at the time of the payment such expenses were deductible by the Employee under Codess.217.

               (b) Section 3401(a) Wages: Wages as defined in Code ss.3401(a) for the purposes of income tax withholding at the source, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code ss.3401(a)(2).

               (c) Section 415 Safe-Harbor Compensation under Reg.ss.1.415-2(d)(10): Wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Company maintaining the Plan to the extent that the amounts are includible in the gross income (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements and expense allowances under a nonaccountable plan as described in Reg.ss.1.62
                      -2), and excluding all other amounts including the following:

                      (1) Company contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Company contributions under a simplified Employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation.

                      (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                      (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                      (4) Other amounts which received special tax benefits, or contributions made by the Company (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code ss.403(b) (whether or not the amounts are actually excludable from the gross income of the Employee).

               (d) Section 415 Total Compensation under Reg.ss.1.415- 2(d)(1) and (2): Compensation as defined immediately above in Subparagraph 1.14(c), but also including the following:

                      (1) In the case of a Participant who is an Employee within the meaning of Code ss.401(c)(1) and the regulations thereunder, the Participant's earned income (as described in Code ss.401(c)(2) and the regulations thereunder).

                      (2) Amounts described in Code ss.104(a)(3), ss.105(a) and ss.105(h), but only to the extent that these amounts are includable in the gross income of the Employee.

                      (3) Amounts paid or reimbursed by the Company for moving expenses incurred by an Employee, but only to the extent that these amounts are not deductible by the Employee under Code ss.217.

                      (4) The value of a non-qualified stock option granted to an Employee by the Company, but only to the extent that the value of the option is includable in the gross income of the Employee for the taxable year in which granted.

                      (5) The amount includable in the gross income of an Employee upon making the election described in Code ss.83(b).

               The Company may elect to exclude from the above definitions of Compensation all of the following items (even if includible in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits.

               The annual Compensation of each Participant taken into account under the Plan for any year shall not exceed $200,000, as adjusted by the Secretary at the same time and in the same manner as under Code ss.415(d). In determining the Compensation of a Participant for purposes of this limitation, the rules of Code ss.414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules, the adjusted $200,000 limitation is exceeded, then (except for the purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Paragraph prior to the application of this limitation.

               In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

               For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

               If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

               For any self-employed individual, Compensation shall mean earned income. For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of this paragraph, Compensation for a Limitation Year is the compensation actually paid or includible in gross income during such Limitation Year. Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in Code ss.22(e)(3)) is the compensation such Participant would have received for the Limitation

               Year if the Participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; such imputed compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee (as defined in Code ss.414(q)) and contributions made on behalf of such Participant are nonforfeitable when made.

1.14 CONTRACT - The group annuity contract issued by the Insurance Company to the Company or as specified in Section (B).

1.15 EFFECTIVE DATE - The date elected in Section (C)(1) as the first day of the first Plan Year.

1.16 ELECTION PERIOD - The period during which a Participant may waive the Preretirement Survivor Annuity under Paragraph 16.2. This period begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the account balance as of the date of separation, the Election Period shall begin on the date of separation.

               In addition, a Participant who has not yet attained age 35 as of the end of any current Plan Year may make a special Qualified Election to waive the Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant attains age
               35. Such election shall not be valid unless the Participant receives a written explanation of the Preretirement Survivor Annuity in such terms as are comparable to the explanation required under Paragraph 14.3. Preretirement Survivor Annuity coverage shall be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of Paragraph 1.37.

1.17 EMPLOYEE - Any person employed by the Company or any other company required to be aggregated under Paragraph 1.18. The term Employee shall also include an individual who is self-employed, an owner-Employee, or a Leased Employee.

               Self-employed individual means a person who has earned income for the taxable year from the trade or business for which the Plan is established; also, a person who would have had earned income but for the fact that the trade or business had no net profits for the taxable year.

               Owner-Employee means a person who is sole proprietor, or who is a partner owning more than 10 percent of either the capital or profits interest in the partnership.

1.18           EMPLOYER - The entity that  establishes  or maintains  this Plan;
               any organization which has adopted this Plan with the consent of such establishing Employer; and any successor of such Employer. Except as provided for purposes of separate lines of business in Code Section 414(r), all Employees of all corporations which are members of a controlled group of corporations (as defined in Code Section 414(b)), all trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c)), all members of an affiliated service group (as defined in Code Section 414(m)) and any other entity required to be aggregated pursuant to regulations under Code Section 414(o) shall be treated as employed by a single Employer.

1.19 ENTRY DATE - The date on which an Employee becomes a Participant, after satisfying the eligibility requirements, as designated in Section (D)(7).

1.20 EXCESS AGGREGATE CONTRIBUTIONS - With respect to any Plan Year, the excess of:

               (a) The aggregate Actual Contribution Percentage (ACP) amounts taken into account in computing the numerator of the ACP actually made on behalf of Highly Compensated Employees for such Plan Year, over

               (b) The maximum Actual Contribution Percentage amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated
                      Employees in order of their ACP, beginning with the highest of such percentages).

1.21 EXCESS AMOUNT - The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

1.22 HIGHLY COMPENSATED EMPLOYEE - Any Employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received compensation from the Employer in excess of $75,000 (as adjusted pursuant to Code Section 415(d)); (ii) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to Code Section 415(d)) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received compensation during such year that is greater than 50 percent of the dollar limitation in effect under Code Section 415(b)(1)(A). The term Highly Compensated Employee also includes: (1) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most compensation from the Employer during the determination year; and
               (2) Employees who are 5 percent owners at any time during the look-back year or determination year.

               If no officer has satisfied the compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

               For purposes of this Paragraph, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period elected in Section (C)(5).

               If an Employee is, during a determination year or look-back year, a family member of either a 5 percent owner who is an Employee, or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the family member and the 5 percent owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the family member and the 5 percent owner or top-10 Highly Compensated Employee shall be treated as a single Employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the family member and 5 percent owner or top-ten Highly Compensated Employee. For purposes of this Paragraph, family member includes the Spouse, lineal ascendants and descendants of the Employee or former Employee and the Spouses of such lineal ascendants and descendants.

               The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, shall be made in accordance with Code Section 414(q) and the Regulations thereunder.

1.23           HOUR OF SERVICE -

               (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Company. These hours shall be credited to the Employee for the computation period in which the duties are performed;

               (b) Each hour for which an Employee is paid, or entitled to payment, by the Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this Paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this Paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor regulations which is incorporated herein by this reference; and

               (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company. The same Hours of Service shall not be credited both under Subparagraph (a) or Subparagraph (b), as the case may be, and under this Subparagraph (c). These Hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

               (d) Where an Employee leaves a non-temporary position with the Company to enter the United States military service, receives an honorable discharge upon completion of military service, makes application for reemployment within 90 days of discharge (or within 90 days after hospitalization up to one year in length following the discharge) and is reemployed, the military service shall be treated as service for the Company for participation and vesting purposes.

               (e) Hours of Service shall be credited for employment with other members of an affiliated service group (under Code
                      Section 414(m)), a controlled group of corporations (under Code Section 414(b)), a group of trades or businesses under common control (under Code Section 414(c)), of which the adopting Company is a member, and any other entity required to be aggregated with the Company pursuant to Code Section 414(o) and the regulations thereunder. Hours of Service shall also be credited for any individual considered an Employee for purposes of this Plan under Code Section 414(n) or Section 414(o) and the regulations thereunder.

               (f) Hours of Service shall be determined on the basis of the method selected in Section (D)(6).

               (g) Solely for purposes of determining whether a One-Year Break in Service, as defined in Paragraph 1.28, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours  of  Service  which  would  otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of ervice per day of such absence. For purposes of this Subparagraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

                      The Hours of Service credited under this Subparagraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a One-Year Break in Service in that period, or (2) in all other cases, in the following computation period.

1.24 INSURANCE COMPANY - Massachusetts Mutual Life Insurance Company or MML Pension Insurance Company, or with respect to Policies, any other legal reserve life insurance company authorized to do business in the state of policy issue.

1.25 LEASED EMPLOYEE - Any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by Employees in the business field of the recipient Company. Contributions or benefits provided a leased Employee by the leasing organization which are attributable to services performed for the recipient Company shall be treated as provided by the recipient Company.

               A leased Employee shall not be considered an Employee of the recipient if: (i) such Employee is covered by a money purchase pension plan providing: (1) a nonintegrated Company contribution rate of at least 10 percent of Compensation, as defined in Paragraph 1.13, but including amounts contributed by the Company pursuant to a deferred salary agreement which are excludable from the Employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b), (2) immediate participation, (3) full and immediate vesting; and (ii) leased Employees do not constitute more than 20 percent of the recipient's non-Highly Compensated workforce.

1.26 LIMITATION YEAR - A calendar year or any other 12 consecutive month period elected by the Company in Section (C)(6). All qualified plans maintained by the Company must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

1.27 MAXIMUM PERMISSIBLE AMOUNT - The maximum Annual Addition that may be contributed or allocated to a Participant's account under the Plan for any Limitation Year shall not exceed the lesser of: (a) the defined contribution dollar limitation, or (b) 25 percent of the Participant's Compensation for the Limitation Year.

               The Compensation limit referred to in (b), shall not apply to any contribution for medical benefits (within the meaning of Code
               Section 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition, under Code Section 415(l)(1) or 419A(d)(2).

               The defined contribution dollar limitation is $30,000 or if greater, one-fourth of the defined benefit dollar limitation set forth in Code Section 415(b)(1) as in effect for the Limitation Year.

               If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive month period, the Maximum Permissible Amount shall not exceed the defined contribution dollar limitation multiplied by the following fraction:

                         Number of months in the short Limitation Year
                         ---------------------------------------------
                                            12

1.28 ONE-YEAR BREAK IN SERVICE - A 12-consecutive month period (computation period) during which the Participant does not complete more than 500 Hours of Service with the Company.

1.29 PARTICIPANT - Any eligible active Employee of the Company who became a member of this Plan on an Entry Date.

1.30 PARTICIPANT MATCHED CONTRIBUTIONS - The Company may elect in Section (G)(2) to require Participants to contribute amounts to the Plan either as a condition of employment or as a condition of obtaining plan benefits attributable to Company Matching Contributions.

1.31 PARTICIPANT NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS - The Company may elect in Section (G)(4) to allow the Participant to contribute amounts to the Plan which are not required and which shall not cause the Company to contribute additional amounts to the Plan on behalf of a Participant, but they provide additional benefits for the Participant under the Plan.

1.32 PARTICIPANT SUPPLEMENTAL CONTRIBUTIONS - The Company may elect in Section (G)(3) to allow the Participant to contribute an extra amount to the Plan. The Participant is not required to make this contribution to the Plan, but the contribution shall cause the Company to contribute amounts to the Plan on behalf of the Participant known as Company Supplemental Contributions.

1.33           PLAN   -   The   MassMutual   Prototype   FLEXINVEST(R)   Defined
               Contribution Plan as applied separately to the Company.

1.34 PLAN YEAR - The 12-consecutive month period designated by the Company in Section (C)(2).

1.35 POLICY - An individual life insurance policy issued by the Insurance Company to the Company on the life of a Participant.

1.36 PROTOTYPE PLAN - A plan, the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

1.37 QUALIFIED ELECTION - A waiver of an Automatic Joint and Survivor Annuity or a Preretirement Survivor Annuity. A waiver shall not be effective unless: (a) the Participant's Spouse consents in writing to the election; (b) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiary, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent); (c) the Spouse's consent acknowledges the effect of the election; and (d) the Spouse's consent is witnessed by a plan representative or notary public. Additionally, a Participant's waiver of the Automatic Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a plan representative that there is no Spouse or that the Spouse cannot be located, a waiver shall be deemed a Qualified Election.

               Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Paragraph 14.3.

1.38 SPOUSE - The Spouse or surviving Spouse of the Participant, provided that a former Spouse shall be treated as the Spouse or surviving spouse and a current spouse shall not be treated as the Spouse or surviving Spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

1.39 TERMINATION OF EMPLOYMENT - The separation from service of the Participant before Normal Retirement Date other than by reason of death, disability as determined under Section (F)(4) or early retirement, if elected in Section (F)(2).

1.40 VALUATION DATE - Wednesday of each week, except that if a Wednesday is not a Business day, the next preceding Business day shall be a Valuation Date and such other Business day or days as the Insurance Company may deem desirable.

1.41 YEAR OF SERVICE - A 12 consecutive month period (computation period) during which the Employee completes at least 1,000 Hours of Service. The applicable 12 consecutive month period for eligibility and participation purposes can be found in Part III, and for vesting in Part IX.

                           PART II - CREDITING SERVICE

2.1 General Method of Crediting Service. If Section (D)(6)(a) is elected, the Administrator shall count actual Hours of Service during the applicable 12-consecutive month computation period. The Employee shall receive credit for a Year of Service if the Employee is credited with 1000 or more Hours of Service during the computation period and shall incur a One-Year Break in Service if the Participant is not credited with more than 500 Hours of Service during the computation period. In general, the Employee's entitlement with respect to participation and vesting shall be determined by totaling the number of Years of Service credited to the Employee.

2.2            Equivalency Methods Based Upon Periods of Employment.  If Section
               (D)(6)(b), (c), (d) or (e) is elected, the Administrator shall credit the Employee with a specified number of Hours of Service for each period of employment if the Employee would receive credit for at least one Hour of Service in that period of employment. The periods of employment on which equivalency may be based are: days worked (Section (D)(6)(b)), weeks worked (Section
               (D)(6)(c)), semi-monthly payroll period (Section (D)(6)(d)) and months worked (Section (D)(6)(e)). The Employee shall receive credit for a Year of Service if the Employee is credited with 1000 or more equivalency Hours of Service during a computation period and shall incur a One-Year Break in Service if the Participant does not complete more than 500 equivalency Hours of Service during the computation period. In general, the Employee's entitlement with respect to participation and vesting shall be determined by totaling the number of Years of Service credited to the Employee.

2.3 One Method of Crediting Service for All Employees. The Administrator shall credit Service for all classifications of Employees under the Plan using the same method of crediting service set forth in Section (D)(6).

2.4 Service With a Predecessor Company. Where the Company maintains the plan of a predecessor company, service for such predecessor company shall be treated as service for the Company for purposes of determining an Employee's eligibility to participate in the Plan and vesting. Where a Company establishes the Plan which was not maintained by a predecessor company, service with the predecessor company, including a sole proprietorship or partnership, shall be treated as service with the Company for eligibility to participate and vesting only if elected by the Company in Section (D)(5).


                    PART III - ELIGIBILITY AND PARTICIPATION

3.1 Eligibility. Each present and future Employee of the Company shall be entitled to participate in this Plan on the Effective Date or on an Entry Date coincident with or immediately following the date on which he satisfies the classification, service, and age requirements set forth in Section (D). If this Plan amends and restates a former plan that was qualified under Code Section 401(a) or 403(a), each Employee who was a Participant (or entitled to participate) in the former plan on the day before the Effective Date of this restated Plan shall continue as a Participant (or continue to be entitled to participate) in the Plan.

3.2 Eligibility Computation Period. Years of Service and One Year Breaks in Service shall be measured on the same eligibility computation period. The initial eligibility computation period is the 12-consecutive month period beginning on the date the Employee first performs an Hour of Service for the Company (employment commencement date).

               The succeeding 12-consecutive month periods commence with the first Plan Year which commences prior to the first anniversary of the Employee's employment commencement date regardless of whether the Employee is entitled to be credited with 1,000 Hours of Service during the initial eligibility computation period. An Employee who is credited with 1,000 Hours of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period shall be credited with two Years of Service for purposes of eligibility to participate.

3.3 Break in Service/Return to Service. A former Participant shall become a Participant immediately upon his return to the employ of the Company if such former Participant had a nonforfeitable right to all or a portion of his account balance derived from Company contributions at the time of his termination.

               For a former Participant who did not have any nonforfeitable right to the account balance derived from Company contributions, Years of Service before a period of consecutive One-Year Breaks in Service shall not be taken into account in computing eligibility service if the number of consecutive One-Year Breaks in Service in such period equals or exceeds the greater of 5 or the aggregate number of Years of Service. Such aggregate number of Years of Service shall not include any Years of Service disregarded under the preceding sentence by reason of prior Breaks in Service.

               If a Participant's Years of Service are disregarded pursuant to the preceding paragraph, such Participant shall be treated as a new Employee for eligibility purposes. If a Participant's Years of Service may not be disregarded pursuant to the preceding paragraph, such Participant shall continue to participate in the Plan, or, if terminated, shall participate immediately upon reemployment.

               In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred a Break in Service, such Employee shall participate immediately upon returning to an eligible class of Employees. If such Participant incurs a Break in Service, eligibility shall be determined pursuant to the three preceding paragraphs.

               In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant.

3.4 Notification of Eligible Employees. The Administrator shall notify each Employee of his right to participate in the Plan prior to the Entry Date he first becomes entitled to participate. On the date of such notification, the Administrator shall furnish such Employee with a summary plan description of the Plan, the options available to him under the Plan and an application form. If a Participant requests to have a Policy purchased on his behalf, the Participant shall also complete an application for the Policy. To become a Participant as of the Entry Date provided in Section (D)(7), the Employee must complete the form and file it with the Administrator not later than one week after his Entry Date. If the Employee files the form later than one week after his Entry Date, he shall become a Participant on the first day of the second calendar month next following the date he files the form.

3.5            Conditions  of  Continued   Participation.   As  a  condition  of
               continued participation under the Plan, each Participant agrees to:

               (a) Limit his recourse for payment of any benefits to which he is entitled to the assets of the Plan;

               (b) Complete and file with the Administrator an enrollment form, a salary deduction authorization form and such other forms as required by the Administrator or Insurance Company;

               (c)    Submit such evidence of  insurability as may be  required;
                      and

               (d) Provide the Administrator with such information about himself and his Beneficiary as required by Paragraph 20.10.


                             PART IV - CONTRIBUTIONS

4.1 Contributions to the Plan. The Company shall contribute to the Plan, for each Plan Year:

               (a)    Company  Matching  Contributions  (if  elected  in Section
                      (H));

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

               (b)    Company Supplemental Contributions (if elected in  Section
                      (H));

               (c)    Company Annual Contributions (if elected in Section  (H));
                      and

               (d) Company Qualified Nonelective Contributions (if elected in Section (H)).

               Each Participant may, by written direction to the Administrator, make to the Plan:

               (a)    Participant Matched Contributions (if permitted by Section
                      (G)(2));

               (b) Participant Supplemental Contributions (if permitted by Section (G)(3)); and

               (c)    Participant  Nondeductible  Voluntary   Contributions  (if
                      permitted by Section (G)(4)).

               The Participant may suspend his contributions, if allowed, during any time period by filing a written notice with the
               Administrator.   No  Company  Matching   Contributions  shall  be
               allocated on behalf of a Participant during a time period in which he elects to suspend making Participant Matched Contributions. If Section (O)(3)(b) is elected, a Participant shall not be credited with a Year of Service during a Plan Year in which he suspended all of his Matched Contributions.

               These contributions are subject to the general non-discrimination requirements of Code Section 401(a)(4) and the regulations thereunder. In the case of a Participant whose Entry Date is other than the first day of the Plan Year, all Hours of Service during the Plan Year in which participation commenced (or recommenced), including Hours of Service credited to the Participant prior to his Entry Date, shall be taken into account when determining whether or not the Participant has at least 1,000 Hours of Service during the Plan Year.

               A Participant whose employment is terminated before the end of the Plan Year shall share in Company Annual Contributions for such Plan Year allocated prior to the date of his Termination of Employment, but shall or shall not share in Company Annual Contributions allocated after the date of his Termination of Employment as elected in Section (H).

4.2 Profit-Sharing Plans. If the Company so elects in Section (H) (profit-sharing plans only), Company Annual Contributions to the Plan may be made without regard to profits. The Plan shall continue to qualify as a profit- sharing plan for purposes of Code Section 401(a), 402, 412 and 417.

4.3            Limitations  on  Company  and  Participant  Contributions.    The

               Actual Contribution Percentage (hereinafter "ACP") for Participants who are Highly Compensated Employees for each Plan Year and the ACP for Participants who are non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

               (a) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

               (b) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are non-Highly Compensated Employees for the same Plan Year multiplied by 2.0, provided that the ACP for Participants who are Highly Compensated Employees does not exceed the ACP for Participants who are non-Highly Compensated Employees by more than two (2) percentage points.

               'Actual Contribution Percentage' shall mean, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the Participant's Actual Contribution Percentage amounts to (2) the Participant's Compensation for the Plan Year. Compensation taken into account for this purpose may be limited to
               Compensation received by an Employee while the employee is a Participant. Actual Contribution Percentage amounts are the sum of the Participant Nondeductible Voluntary Contributions, Participant Matched Contributions, Participant Supplemental Contributions, Company Matching Contributions and Company Supplemental Contributions made under the Plan on behalf of the Participant for the Plan Year. Such Actual Contribution Percentage amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Aggregate Contributions.

               For purposes of computing the ACP, any Employee is eligible if he can make a Participant contribution, or can receive a Company Matching Contribution. If a Participant contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an eligible Participant on behalf of whom no Participant contributions are made.

               The ACP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Actual Contribution Percentage amounts allocated to his accounts under two or more plans described in Code Section 401(a), or arrangements described in Code Section 401(k) that are maintained by the Company, shall be determined as if such Actual Contribution Percentage amounts were made under a single plan. If a Highly Compensated Employee participates in two or more plans described in Code Section

               401(a) or arrangements described in Code Section 401(k) that have different Plan Years, all such plans or arrangements ending with or within the same calendar year shall be treated as a single plan.

               In the event that this Plan  satisfies the  requirements  of Code
               Section 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Paragraph shall be applied by determining the ACP of Employees as if all such plans were a single plan. Plans may be aggregated to satisfy Code Section 401(m) only if they have the same Plan Year.

               For purposes of determining the ACP of a Participant who is a 5 percent owner or one of the ten most highly paid Highly Compensated Employees, the Actual Contribution Percentage amounts and Compensation of such Participant shall include the Actual Contribution Percentage amounts and Compensation for the Plan Year of family members (as defined in Code Section 414(q)(6)). The combined actual contribution ratio for the family group shall be the actual contribution ratio determined by combining the Participant contributions, Compensation, matching contributions and amounts treated as matching contributions of all the eligible family members. Family members, to the extent required to be aggregated with Highly Compensated Employees under Code Section 414(q), shall be disregarded as separate Employees in determining the ACP both for Participants who are non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

               For purposes of determining the ACP test, Participant contributions are considered to have been made in the Plan Year in which contributed to the Plan. Company Matching Contributions shall be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

               The Company shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Company matching contributions used in such test. The determination and treatment of the ACP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

               In addition, a Company shall not allocate contributions to a Participant's Account which would result in an Excess Amount under Part V, Limitation on Allocations. The aggregate Company contributions for any Plan Year may also be limited to the amount deductible by the Company under Code Section 404 with reductions made, in order, to Company Annual Contributions, Company Supplemental Contributions, and Company Matching Contributions.

4.4            Excess Aggregate Contributions.

               (a) Extra Contribution: If the ACP limitation in Paragraph 4.3 is not met, the Company may elect to make an extra Company Qualified Nonelective Contribution to all eligible non-Highly Compensated Employees sufficient to satisfy the ACP limit. The contribution shall be subject to the distribution and nonforfeitability requirements of Code
                      Section 401(m).

               (b)    Corrective Distribution of Excess:  The Company may
                      also satisfy Paragraph 4.3 by distributing or forfeiting the Excess Aggregate Contributions in accordance with this Paragraph. Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. If such Excess
                      Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax shall be imposed on the Company maintaining the Plan with respect to such amounts. Any distribution or forfeiture of Excess Aggregate Contributions for any Plan Year shall be made on the basis of the respective portions of such amounts attributable to each Highly Compensated Employee. Excess Aggregate Contributions shall be allocated to Participants who are subject to the family member aggregation rules of Code Section 414(q)(6) in proportion to the Participant contributions and matching contributions of each family member that are combined to determine the actual contribution ratio. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

                      Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is the income or loss allocable to the Participant's Participant Contribution account and Company Matching Contribution account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator is the Participant's account balance(s) attributable to Actual Contribution Percentage amounts plus any withdrawals of these amounts and without regard to any income or loss occurring during such Plan Year.

                      Forfeitures of Excess Aggregate Contributions shall be applied to reduce Company contributions. Excess Aggregate Contributions attributable to amounts other than Participant contributions, including forfeited matching contributions, shall be treated as Company contributions for purposes of Code Sections 404 and 415, even if distributed from the Plan.

                      Excess Aggregate Contributions shall first be distributed from the Participant Nondeductible Voluntary Contributions Account. To the extent that Excess Aggregate Contributions exceed the balance in the Participant Nondeductible Voluntary Contribution Account, the Excess Aggregate Contributions shall be forfeited, if forfeitable, or distributed on a prorata basis from the Participant Matched and Supplemental Contribution accounts and Company Matching and Supplemental Contribution accounts.

4.5 Timing. The Company shall pay the Insurance Company its contributions for each Plan Year on or before the time required by law for filing the Company's federal income tax return (including extensions) for the taxable year with respect to which the contributions are made.

4.6 Return of Contributions. Except as provided below, no part of the Plan assets shall revert to the Company or be diverted for purposes other than the exclusive benefit of the Employees or their Beneficiaries:

               (a) Any contribution made by the Company because of a mistake of fact shall be returned to the Company upon written notice to the Insurance Company. A contribution shall not be refunded more than one year after the payment of the contribution.

               (b) In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contribution made incident to that initial qualification by the Company must be returned to the Company within one year of the date the initial qualification is denied but only if the application for the qualification is made by the time prescribed by law for filing the Company's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe. After the denial of qualification and upon receipt of evidence thereof, the Contract and Policies shall be canceled and the Insurance Company shall pay to the Company an amount equal to the value of all Participants' Accounts as determined by the Insurance Company in accordance with the terms of the Contract or Policies.

               (c) All contributions made by the Company are conditioned on the deductibility of such contributions. In the event that the deduction of a contribution is disallowed under Code Section 404, such contribution (to the extent disallowed) shall be refunded to the Company upon written notice to the Insurance Company. A contribution shall not be returned more than one year after the disallowance of the contribution. If the Internal Revenue Service determines that the Plan is not qualified, the amount returned shall be determined under Paragraph 21.2.

4.7 Rollover Contributions. Subject to approval by the Administrator and Insurance Company, an Employee who
               satisfies the classification requirements of Section (D)(1) may contribute to the Plan an amount which qualifies as a rollover contribution within the meaning of Code Sections 402(a)(5), 403(a)(4), or 408(d)(3)(A)(ii). As such, the rollover contribution must have been distributed to the Employee from a qualified employee trust or qualified annuity plan; or from an individual retirement arrangement ("IRA"), but only if such funds originated from a qualified employee trust or qualified annuity plan. The amount distributed to the Employee from the qualified employee trust, qualified annuity plan or IRA must be transferred to the Plan in cash within 60 days after the Employee receives it. The maximum amount which the Employee may rollover is the amount distributed to him less the sum of nondeductible employee contributions made to the prior qualified employee trust or qualified annuity plan. A lesser amount may be rolled over and the difference retained by the Employee. The amount retained shall be subject to tax.

               The rollover contribution shall be paid into the Contract, and invested as selected in Section (J)(2). Rollover contributions shall be accounted for separately and shall be fully vested at all times. The separate account established for rollover contributions shall be withdrawn in accordance with Section
               (L)(2).

4.8 Transfers of Amounts From Other Plans. If the Plan amends and restates, or replaces a former plan that was qualified under Code Sections 401(a) or 403(a), the Company may cause amounts from such former plan to be transferred into the Plan and the Contract subject to consent of the Insurance Company. At the discretion of the Administrator and subject to the consent of the Insurance Company, the Plan may also accept other plan-to-plan transfers. The amounts so contributed shall be accompanied by written instructions from the Company identifying: the former plan; this Plan; the name of each Participant; the amount of any account balance transferred to the Plan from the former plan attributable to the contributions of each Participant and of the Company on his behalf; the vesting percentage for amounts attributable to Company contributions; and any other information that may be required by the Insurance Company.

               The Administrator shall advise the Insurance Company in writing of the allocation of such amounts within the Contract. The amounts so transferred may be deposited in the Participant's Account in accordance with the most recent allocation instructions or with special allocation instructions. The amounts transferred shall be distributed to Participants in accordance with the terms of the Plan.

4.9 Participant Deductible Voluntary Contributions. The Administrator shall not accept Participant Deductible Voluntary Contributions which are made for a taxable year beginning after December 31, 1986. Contributions made prior to that date shall be maintained in a separate account which shall be nonforfeitable at all times.

               The account shall share in the gains and losses of the Plan in the same manner as described in Paragraph 8.1. No part of the Participant Deductible Voluntary Contribution account shall be used to purchase life insurance. Subject to Part X, the Participant may withdraw any part of the Deductible Voluntary Contribution account by making a written application to the Administrator.

4.10 Additional Requirements for Owner-Employees. If this Plan provides contributions for one or more owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy Code Sections 401(a) and (d) for the Employees of this and all other trades or businesses.

               If this Plan provides contributions for one or more owner-Employees who control one or more trades or businesses, the Employees of the other trades or businesses must be included in a plan which satisfies Code Sections 401(a) and (d) and which provides contributions not less favorable than provided for owner-Employees under this Plan.

               If an individual is covered as an owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions of the Employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

               For purposes of the preceding Paragraphs, an owner-Employee or two or more owner-Employees shall be considered to control a trade or business if such owner-Employee, or such two or more owner-Employees together:

               (a) own the entire interest in an unincorporated trade or business, or

               (b) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in such partnership.

               For purposes of the preceding sentence, an owner-Employee, or two or more owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which the owner-Employee, or such two or more owner-Employees, are considered to control within the meaning of the preceding sentence.

4.11           Permitted Disparity.

               (a) Profit-Sharing Plans Only: Unless elected otherwise in Section (H), the Company Annual Contribution for the Plan Year shall be allocated to each Participant's account:

                      First, in the ratio that each Participant's Compensation not in excess of the integration level bears to all Participants' Compensation not in excess of the integration level, but such allocation percentage shall not be in excess of the maximum disparity rate.

                      Second, any remaining contribution shall be allocated to each Participant's account in the ratio that each Participant's Compensation for the Plan Year in excess of the integration level bears to the excess Compensation of all Participants. This excess contribution, as a percentage of excess Compensation, cannot exceed two times the allocation percentage of the above paragraph.

                      Third, any remaining Company Annual Contribution shall be allocated to each Participant's account in the ratio that each Participant's total Compensation bears to the sum of all Participants' total Compensation.

               (b) Money Purchase Plans Only: The Company Annual Contribution for the Plan Year shall be allocated to each Participant's account as provided in Section (H).

               (c) The integration level shall be equal to the taxable wage base or such lesser amount elected by the Company in Section (H). The taxable wage base is the maximum amount of earnings which may be considered wages for a year under Code Section 3121(a)(1) in effect as of the beginning of the Plan Year.

               In all events, the excess contribution percentage under the Plan shall exceed the base allocation percentage under the Plan by an amount that is uniform for all Participants and does not exceed the maximum disparity rate.

               The maximum disparity rate shall be as follows:

               If the integration level is more than $0 but not more than 20 percent of the taxable wage base, the rate shall be 5.7 percent.

               If the integration level is more than 20 percent of the taxable wage base but not more than 80 percent of the taxable wage base, the rate shall be 4.3 percent.

               If the integration level is more than 80 percent of the taxable wage base, but less than 100 percent of the taxable wage base, the rate shall be 5.4 percent.

               If the integration level used is equal to the taxable wage base, the rate shall be 5.7 percent.

               The Company Annual Contribution for top-heavy plans shall be allocated in accordance with Paragraph 17.2, Minimum Contribution Under a Top-Heavy Plan.

                       PART V - LIMITATION ON ALLOCATIONS

5.1 Maximum Permissible Amount. If the Participant does not participate in, and has never participated in another qualified plan maintained by the Company, a welfare benefit fund, as defined in Code Section 419(e), maintained by the adopting Company, or an individual medical account as defined in Code
               Section 415(l)(2), maintained by the Company, which provides an Annual Addition as defined in Paragraph 1.3, the amount of Annual Additions which may be credited to the Participant's Account for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Company contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated shall be reduced so that the Annual Additions for the Limitation Year shall equal the Maximum Permissible Amount.

5.2 Estimate of Maximum. Prior to determining the Participant's actual Compensation for the Limitation Year, the Company may determine the Maximum Permissible Amount for the Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

5.3 Reconciliation. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year.

5.4 Excess Amounts. If, pursuant to Paragraph 5.3 or as a result of the allocation of forfeitures, there is an Excess Amount, the excess shall be disposed of as follows:

               (a) First, any Participant Nondeductible Voluntary Contributions, and any earnings thereon, to the extent they reduce the Excess Amount, shall be returned to the Participant.

                      Second, any Participant  Supplemental  Contributions,  and
                      any   earnings   thereon,   shall  be   returned   to  the
                      Participant.

                      Third, any Participant Matched Contributions, and any earnings thereon, shall be returned to the Participant.

               (b) If after the application of Paragraph (a) an Excess Amount still exists and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Account shall be held unallocated in a suspense account and used to reduce Company contributions (including any allocation of forfeitures) for such Participant in the next

                      Limitation Year, and each succeeding Limitation Year if necessary.

               If after the application of Paragraph (a) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount shall be held unallocated in a suspense account. The suspense account shall be applied to reduce future Company contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

               The Excess Amount in a Participant's Account shall be determined as being first from Company Annual Contributions, then from Company Supplemental Contributions, and finally from Company Qualified Matching Contributions. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that the distribution is required to satisfy Code Section 415.

               If a suspense account is in existence at any time during the Limitation Year pursuant to this Paragraph 5.4, it shall participate in the allocation of the gains and losses. All amounts in a suspense account must be allocated to Participants accounts before any Company or any Participant contributions may be made to the Plan for that Limitation year. Excess amounts held in the suspense account may not be distributed to Participants or Former Participants.

5.5 If Company Maintains Other Defined Contribution Plans. Prior to determining the Participant's actual Compensation for the Limitation Year, the Company may determine the Maximum
               Permissible Amount for a Participant in the manner described in Paragraph 5.2. This Paragraph applies if, in addition to this Plan, the Participant is covered under another qualified master or prototype defined contribution plan maintained by the Company, a welfare benefit fund, as defined in Code Section 419(e), maintained by the Company, or an individual medical account, as defined in Code Section 415(l)(2), maintained by the Company, which provides an Annual Addition as defined in Paragraph 1.3, during any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any such Limitation Year shall be limited in accordance with this Paragraph, unless the Company provides other limitations in Section (Q). Annual Additions shall not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to the Participant's Account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Company are less than the Maximum Permissible Amount and the Company contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated shall be reduced so that the Annual Additions under all such plans and funds for the Limitation Year shall equal the Maximum Permissible Amount.

               If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount shall be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

               As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the
               Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year. If, pursuant to the preceding sentence or as a result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account shall be deemed to have been allocated first regardless of the actual allocation date.

               If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan shall be the product of:

               (a)    The total Excess Amount allocated as of  such  date, times

               (b) The ratio of (i) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (ii) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified master or prototype defined contribution plans.

               Any Excess Amounts attributed to the Plan shall be disposed of in the manner described in Paragraph 5.4.

5.6 If Company Maintains Other Plans. If the Participant is covered under another qualified defined contribution plan maintained by the Company which is not a master or prototype plan, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year shall be limited in accordance with Paragraphs 5.1 through 5.6 as though the other plan were a master or Prototype Plan unless the Company provides other limitations in Section (Q).

               If the Company maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction shall not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year shall be limited in accordance with Section
               (Q).

5.7 Controlled Group of Employers, Etc. For purposes of this Part, Company shall mean the Company that adopts this Plan, and all members of a controlled group of corporations (as defined in Code
               Section 414(b) as modified by Code Section 415(h)), all commonly controlled trades or businesses (as defined in Code Section 414(c) as modified by Code Section 415(h)), or affiliated service groups (as defined in Code Section 414(m)), of which the adopting Company is a part, and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

5.8            Definitions.

               (a) Defined Benefit Fraction - A fraction, the numerator of which is the sum of a Participant's Projected Annual Benefit under all the defined benefit plans (whether or not terminated) maintained by the Company, and the denominator of which is the lesser of: 125 percent of the dollar limitation determined for the Limitation Year under Code Section 415(b) and (d) or 140 percent of the highest average Compensation, including any adjustments under Code
                      Section 415(b).

               The highest average Compensation is the Participant's average Compensation for the three consecutive Years of Service with the Company that produces the highest average. A Year of Service with the Company is the 12-consecutive month period defined in Paragraph 1.41.

               Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Company which were in existence on May 6, 1986, the denominator of this fraction shall not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

               (b) Projected Annual Benefit - The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming:

                      (i) the Participant shall continue employment until normal retirement date under the Plan (or current age, if later) and

                      (ii) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan shall remain constant for all future Limitation Years.

               (c)    Defined Contribution Fraction - A fraction, the
                      numerator of which is the sum of the Annual Additions to the Participant's Accounts under all the defined contribution plans (whether or not terminated) maintained by the Company for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's Nondeductible Voluntary Contributions to all defined benefit plans, whether or not terminated, maintained by the Company and the Annual Additions attributable to all welfare benefit funds, as defined in Code Section 419(e), and individual medical accounts, as defined in Code Section 415(l)(2), maintained by the Company), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of Service with the Company (regardless of whether a defined contribution plan was maintained by the Company). The maximum aggregate amount in any Limitation Year is the lesser of: 125 percent of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code Section 415(c)(1)(A) or 35 percent of the Participant's Compensation for such year.

                      If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Company which were in existence on May 6, 1986, the numerator of this fraction shall be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, shall be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.


                      PART VI - PLAN INVESTMENT - CONTRACT

6.1 Funding Policy. Plan benefits shall be provided under a Contract owned by the Company and any Policies purchased under Paragraph
               7.1. The Company shall have the duty to establish attending policy to carry out the objectives of the Plan. The funding policy is intended to establish a desired ratio of fixed income to equity risk for the Plan taking into account plan liquidity and diversification needs, the type of qualified plan and the financial stability of the Company. The funding policy shall include the selection of investment funds offered by the Insurance Company and a determination of the portion of contributions and funds held under the Contract to be invested in the investment funds selected. The general funding policy of the Plan shall be at all times to maintain a balance between safety in capital investment and investment return. The funding policy should consider anticipated future contributions and rates of return on investments and should be designed to meet the short and long-term financial needs of the Plan. Once the Company has directed the investment of Plan assets under the Contract to achieve the basic assets mix objective, the Company shall monitor the Plan's participation in investment funds under the Contract. The Company shall meet periodically for the purpose of reviewing and, if necessary, revising the funding policy of the Plan.

               The Company may request the Insurance Company to amend the Contract to change the investment funds offered under the Contract. Any actions taken by the Company shall be communicated in writing to the Administrator and shall be recorded in the official records of the Company. The Company may delegate the responsibility for allocation of Plan assets among investment funds maintained by the Insurance Company to an investment manager by entering into an agreement for discretionary asset management services. An investment manager named by the Company shall serve at the pleasure of the Company, but may resign by a written resignation to the Company. The Company shall periodically review the performance of the investment manager.

6.2 Contract. The Plan shall be funded by a Contract issued by the Insurance Company. The Company shall execute the application for the Contract and shall be the owner of such Contract. The Contract shall provide for investment of contributions in the general investment account and/or separate investment accounts offered by the Insurance Company. The Contract shall provide for the valuation of assets and Participants' Accounts as of each Valuation Date. The Contract shall provide the terms and conditions by which sums may be transferred between such investment funds or withdrawn from the Contract.

6.3 Insurance Company's Authority to Direct Investments. The Insurance Company shall be the fiduciary with authority to carry out the funding policy of the Plan subject to the following limitations:

               (a) All contributions made under the Plan for a Participant, less applicable Plan and Contract expenses, and premiums to provide Policies shall be invested, as directed by the Company (or investment manager, if appointed) in written allocation instructions to the Insurance Company in the general investment account and/or separate investment accounts of the Insurance Company to the extent permissible under the Contract.

               (b) The Insurance Company shall follow directions of the Company (or investment manager, if appointed) concerning the exercise or non-exercise of any power or options concerning the Contract and any Policies held under the Plan. However, if sums under the contract are invested in the separate investment accounts of the Insurance Company, the Insurance Company retains the right to, in its sole discretion, exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held in the separate investment accounts. Sums held under the Contract may be transferred in accordance with its terms among investment funds within the Contract by direction of the Company (or investment manager, if appointed).

               (c) The Insurance Company shall follow the directions of each Participant to the extent provided in Paragraph 6.4.

               (d) The Insurance Company shall invest funds according to the stated objectives of its various investment funds. The Company may obtain a description of such stated objectives from the Insurance Company. The Insurance Company does not make investments with a view to the needs of a particular plan. The Company (or investment manager, if appointed) retains the responsibility for allocation of funds between the investment funds.

               (e) For purposes of determining the fiduciary responsibilities of the Insurance Company, the Contract is the Plan asset with respect to contributions invested in the general investment account. To the extent the Contract also invests in separate investment accounts of the Insurance Company, the Plan assets shall be the assets held by the separate investment accounts.

6.4 Participant-Directed Investments. If permitted in Section (J)(1), each Participant shall designate in writing the investment funds under the Contract in which his Participant contributions and Company contributions on his behalf are to be invested. The investment funds which shall be available shall be stated in the Contract. Subject to the terms of the Contract, such Participant direction may be to allocate 100 percent of such contributions to one of the investment funds or to allocate such contributions among more than one investment fund. The Administrator shall establish the minimum percentages of any contribution on account of any Participant that may be allocated to each investment fund. These integral percentages may not be less than 10 percent of such contribution and the contribution must be exact multiples of 5 percent. Forfeitures shall be reallocated in the same percentages and in the same investment funds allocable to Company contributions. A Participant may elect in writing to change his allocation of future contributions. Such election shall become effective upon receipt by the Insurance Company. Subject to any restrictions in the Contract, a Participant may elect in writing to transfer all or a portion of his Participant's Account between investment funds as often as once every three months (or more often as permitted by the Contract). There is no charge for changing allocations of future contributions; a charge shall be made against a Participant's Account for a transfer between funds of amounts already invested unless the Company agrees otherwise. If a Participant fails to make an initial written election, his Participant's Account shall be allocated to an investment fund designated by the Company and if none is designated, to the Guaranteed Interest Fund under the Contract.

6.5 Combining Assets of More Than One Plan in a Single Contract. With the consent of the Insurance Company, the assets of the Plan may be combined with the assets of any other qualified retirement plan of the Company, or an affiliated Company which is a member of the same controlled group of corporations (as defined in Code
               Section 414(b)), the same controlled group of trades or businesses (as defined in Code Section 414(c)) or the same affiliated service group (as defined in Code Section 414(m)) as the Company; in a single Contract for investment purposes without terminating the separateness of such Plan; provided that, in such event:

               (a) Accounting records shall be maintained so that the assets of each Plan can be separately determined.

               (b) All contributions to the Contract shall be accompanied by written instructions from the Company designating the amount or amounts allocable to each Plan in which such Company participates.

               (c) None of the contributions and assets attributable to one Plan shall be used to pay benefits or expenses under any other plan.

               So long as the foregoing provisions are complied with, the provisions of Paragraph 19.7 shall not be deemed to apply to such combining of assets in one Contract.


                      PART VII - PLAN INVESTMENT - POLICIES

7.1 Request of Participant. At the Participant's request and if permitted by Section (K), the Company shall purchase life insurance Policies from the Insurance Company for the benefit of a Participant and his Beneficiary and charged against the Participant's Account. The premiums for the Policies shall be paid with Company contributions.

7.2 Limitations on Purchase. In the event a Participant directs the Company to purchase a Policy or Policies on the Participant's life, the Company shall limit the amount of Company contributions to be invested in the Policies as follows:

               (a) Ordinary life - For purposes of these incidental insurance provisions, ordinary life insurance policies are policies with both nondecreasing death benefits and nonincreasing premiums. If such policies are purchased, less than 1/2 of the aggregate Company contributions allocated to any Participant shall be used to pay the premiums attributable to them.

               (b)    Term  and  universal  life  - No  more  than  1/4  of  the aggregate Company contributions allocated to any Participant shall be used to pay the premiums on term life insurance policies, universal life insurance policies, and all other life insurance policies which are not ordinary life.

               (c) Combination - The sum of 1/2 of the ordinary life insurance premiums and all other life insurance premiums shall not exceed 1/4 of the aggregate Company contributions allocated to any Participant.

7.3 Company is Owner. The Company shall apply for and shall be the owner of any Policies purchased under the terms of this Plan. The Policies must provide that proceeds shall be payable to the Company, however the Company shall be required to pay over all proceeds of the policies to the Participant's designated Beneficiary in accordance with the distribution provisions of this Plan. A Participant's Spouse shall be the designated Beneficiary of the proceeds in all circumstances unless a Qualified Election in accordance with Paragraph 1.37. Under no circumstances shall the Plan retain any part of the proceeds. In the event of any conflict between the terms of this Plan and the terms of any Policy purchased hereunder, the Plan provisions shall control.

7.4 Premium Payments. All Policies shall, as far as is practical, have a common premium due date. The Company shall pay the initial and renewal premiums under the Policies on any Participant's life. If no contribution is to be made at the time a policy premium is due, the Company may pay the premium by a policy loan or by withdrawing the amount from the Participant's Account under the Contract if the limits set forth in Paragraph 7.2 are not exceeded.

7.5 Dividends. At the discretion of the Company, a Policy may provide that: (i) dividends be applied to accumulate with interest, or to purchase annual additions, in which case dividends shall be added to the proceeds of the Policy for the benefit of the Participant or his Beneficiary, or (ii) dividends shall be used to reduce premiums. Any dividends paid after retirement, however, shall be paid to the Participant; and any dividends paid after the Participant's death shall be added to and become a part of the proceeds of the Policy.

7.6 Distribution of Policies. Subject to Paragraph 14.5, if applicable, the Policies on the Participant's life shall be converted to cash or an annuity or distributed to the Participant upon commencement of benefits.

7.7 Change in Amount of Insurance. When an increase or decrease of the amount of insurance is required because of a change in the amount of contributions allocated to the Participant or because the aggregate Policy premiums would exceed the limits in Paragraph 7.2, the Company shall advise the Insurance Company to adjust the amount of the Participant's Policies.

7.8 Policies upon Termination of Employment. In the event a terminated Participant is entitled to the full value of a Policy on his life, the Participant may request the Administrator to transfer and distribute the Policy to him. In the event a terminating Participant is not entitled to the full value of the Policy, the Administrator after consulting with the Participant, may:

               (a)    Surrender   the   Participant's   Policy   and   pay   the
                      Participant's vested portion to him;

               (b) Obtain a policy loan equal to the nonvested portion of its value and distribute the Policy to him; or

               (c) Sell the Policy to the Participant for an amount equal to its cash surrender value. The proceeds of the sale shall be credited to the Participant's Account. If the Participant declines to purchase the Policy, the Policy may also be sold to: (i) a relative of the Participant who is a Beneficiary under the Policy, (ii) the Company, or (iii) to another employee benefit plan in which he is a Participant.


                       PART VIII - PARTICIPANT'S ACCOUNTS

8.1 Participant's Account. A separate account shall be maintained for each Participant to which shall be credited the Company contributions and earnings thereon. At any time, a Participant's account shall equal: (i) the value of the account established and maintained under the Contract on behalf of the Participant as of the latest Valuation Date and (ii) the value of any Policies on the life of the Participant.

               Contributions of a Participant shall be accounted for separately from the Company's contributions. The Insurance Company shall maintain appropriate contribution accounts for each type of contribution referred to in Part IV and made to the Plan, including accounts for:

               (a)    Company  Matching  Contributions  (if  elected  in Section
                      (H));

               (b)    Company Supplemental Contributions (if elected in  Section
                      (H));

               (c)    Company Annual Contributions (if elected in Section (H));

               (d) Company Qualified Nonelective Contributions (if elected in Section (H));

               (e)    Participant Matched Contributions (if elected  in  Section
                      (G)(2));

               (f) Participant Supplemental Contributions (if elected in Section (G)(3));

               (g)    Participant  Nondeductible  Voluntary  Contributions   (if
                      elected in Section (G)(4));

               (h)    Rollover Contributions; and

               (i)    Direct transfers from other plans.

               Contributions made by or for a Participant shall be credited to the Participant's Account as of the date such contributions are applied under the Contract. The amount of any premium for Policies purchased by the Company shall be charged against the value of the Participant's separate accounts under this Plan. Contract expenses shall be charged against the value of the Participant's accounts under the Contract, unless the Company agrees to pay them.

               Premiums for Policies on the life of the Participant shall be paid for with contributions made by the Company as selected in Section (K).

8.2 Valuation of Accounts. The Administrator shall determine the value of each Participant's account at least annually as of the last Valuation Date on or prior to the last day of the Plan Year.


                                PART IX - VESTING

9.1 Full Vesting in Certain Separate Accounts. Each Participant shall at all times have a 100 percent vested interest in the following accounts:

               (a) Participant Matched Contribution account (if elected in Section (G)(2));

               (b) Participant Supplemental Contribution account (if elected in Section (G)(3));

               (c) Participant Nondeductible Voluntary Contribution account (if elected in Section (G)(4));

               (d)    Rollover contributions account; and

               (e)    Account for direct transfers from other plans.

9.2 Vesting in Participant's Accounts Attributable to Company Contributions. Each Participant shall be vested in the value of his: (i) Company Matching Contribution account, if any; (ii) Company Supplemental Contribution account, if any; (iii) Company Annual Contribution Account, if any; and (iv) the cash surrender value of any Policy on his life derived from Company contributions as follows:

               (a)    100  percent  upon  attainment  of  Participant's   Normal
                      Retirement Date (as elected in Section (F)(1));

               (b) 100 percent upon retirement on or after Participant's Early Retirement Date (if elected in Section (F)(2));

               (c) 100 percent upon Participant's death prior to the date an annuity becomes effective;

               (d)    100  percent   upon  Participant's  Disability  Retirement
                      Date (if elected in Section (F)(3)); or

               (e) at any other time, including Termination of Employment, the percentage determined in accordance with the Vesting schedule in Section (O).

9.3 Vesting Years of Service/Breaks in Service. All Years of Service with the Company shall be included for purposes of determining the Participant's vested interest under Paragraph 9.2(e), except that Years of Service shall not include Service disregarded in Section (O)(3)(a) through (f). For purposes of computing a Participant's nonforfeitable right to the Account balance derived from Company contributions, the Years of Service and One-Year Breaks in Service shall be the Plan Year.

               In the case of a Participant who incurred a One-Year Break in Service, Years of Service before such Break shall not be taken into account until the Participant has completed a Year of Service after such One-Year Break in Service.

               In the case of a Participant who has 5 or more consecutive One-Year Breaks in Service, all service after such Breaks in Service shall be disregarded for the purpose of vesting the Company-derived account balance that accrued before such Breaks in Service. Such Participant's pre-break service shall count in vesting the post-break Company- derived account balance only if either:

                (i) such Participant has any nonforfeitable interest in the account balance attributable to Company contributions at the time of separation from service; or

               (ii) upon returning to service, the number of consecutive One-Year Breaks In Service is less than the number of Years Of Service.

               Separate accounts shall be maintained for the Participant's pre-break and post-break Company-derived account balance. Both accounts shall share in the earnings and losses of the fund.


                         PART X - IN-SERVICE WITHDRAWALS

10.1 Conditions for Withdrawal. A Participant or former Participant may request cash withdrawals under the Plan no more than twice during any twelve-month period commencing with any withdrawal, subject to the sequence and conditions for the withdrawal set forth in Paragraph 10.2 and Section (L). The minimum amount of withdrawal allowed shall be set by the Administrator. If Paragraph 14.4 is operative, withdrawals that may be made are subject to the spousal and Participant consent requirements contained in Code Sections 401(a)(11) and 417.

10.2 Sequence and Conditions for Withdrawal. A Participant shall request the Administrator to effect a cash withdrawal and such amounts shall be debited from his Participant's Account. The Administrator shall withdraw amounts in the following sequence and upon the following conditions:

               (a) First (if permitted by Section (L)(1)(a),(b) and (c)), a Participant may withdraw all or part of the value from his contribution accounts for Participant Nondeductible Voluntary Contributions, for Participant Matched Contributions, and for Participant Supplemental Contributions.

               (b)    Second (profit  sharing plans only if permitted by Section
                      (L)(2)), a Participant may withdraw all or part of the value of his contribution account for Rollover Contributions.

               (c) Third (if permitted by Section (L)(3)(a)), a Participant may withdraw all or part of the full value of his vested interest determined under Section (O) in his contribution accounts for: Company Matching Contributions; Company Supplemental Contributions; Company Annual Contributions; and transfers from Company-provided benefits from other plans.

                      If a Participant receives a withdrawal attributable to Company contributions, the Participant's future vested interest after the distribution shall be equal to an amount ("X") determined by the formula:

                                  X = P(AB + (R x D)) - (R x D)

                      For purposes of applying the formula: P is the nonforfeitable percentage at the relevant time, AB is the account balance at the relevant time, D is the amount of the withdrawal, and R is the ratio of the account balance at the relevant time to the account balance after distribution.

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

                      Integrated Plans: No withdrawals shall be permitted from the contribution account for Company contributions.

               (d) Fourth (if permitted by Section (L)(3)(a), a Participant may withdraw all or part of the value of his account for Company Qualified Nonelective Contributions if the Participant is age 59 1/2 or older.

10.3 No Forfeiture of Participant's Account Attributable to Participant Contributions. No forfeiture of the Participant's account shall occur solely as a result of the withdrawal of Participant contributions.


                           PART XI - PARTICIPANT LOANS

11.1 In General. If permitted in Section (M) and if the Company has designated Trustees for this loan program pursuant to a Trust Agreement, a Participant or Beneficiary who is a party-in-interest with respect to the Plan may request a loan under the Plan. All loans made by the Trustees shall be subject to the terms and conditions set forth in this Part and the Trust Agreement. A loan to a Participant is considered a Participant-directed investment.

               The Trustees shall have the responsibility to develop rules regarding the financial ability of the Participant to repay the amount he seeks to borrow and the authority to adopt additional terms and conditions, provided that all such rules, terms and conditions shall apply to all Participants uniformly. Loans shall be made available to all Participants and Beneficiaries who are parties in interest on a reasonably equivalent basis and such availability shall be communicated to all such individuals. The amount available to Highly Compensated Employees shall not be in an amount greater than the amount made available to other Employees.

               No loan shall be made to any owner-Employee or shareholder-Employee unless such Participant has applied for and received a prohibited transaction exemption. For purposes of this requirement, a shareholder-Employee means an Employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Code Section 318(a)(1)), on any day during the taxable year of such corporation, more than 5 percent of the outstanding stock of the corporation.

               The Participant may decide from which contribution account(s) the loan shall be paid. The amount withdrawn from the Participant's accounts shall be prorated across all funds in which the accounts are invested.

11.2 Application for Loans. The Participant shall make written application for a loan to the Trustees, on a form provided by the Administrator and executed by the Participant. The Participant shall execute a promissory note in the amount of the loan including interest, payable to the Trustees, which indicates the repayment period, the amount of loan, the rate of interest and other provisions pertaining to repayment of the loan.

               Loans must be adequately secured. At the time each new loan is made, in no event shall the sum of the new loan and remaining principal balance of any loan outstanding be secured by less than one-half of the Participant's current vested account balance under the Plan. Additionally, no more than 50 percent of the Participant's vested account balance will be considered by the Plan as security for the outstanding loan balance of all Plan loans made to that Participant.

               If Paragraph 14.3 is operative, a Participant must obtain the consent of his Spouse, if any, to use the account balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse with respect to that loan. A new consent shall be required if the account balance is used for renegotiation, extension, renewal, or other revision of the loan.

               If valid spousal consent has been obtained in accordance with the prior paragraph, then, notwithstanding any other provision of this Plan, the portion of the Participant's vested account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan.

11.3 Amount of Loan. The minimum loan shall be $1,000. The aggregate amount of any new loan and of all other outstanding loans made to the Participant shall be limited to the lesser of:

               (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the 1-year period ending on the day before the loan application is approved by the Trustees over the outstanding balance of loans from the Plan on the date the loan application is approved, or

               (b)    One-half the present value of the nonforfeitable   accrued
                      benefit of the Participant.

               For the purpose of the above limitation, all loans from all plans of the Company and other members of a group of Companies described in Code Sections 414(b), 414(c) and 414(m) are aggregated.

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

11.4 Interest Rate. Loans must bear a reasonable rate of interest. The rate of interest shall be the prevailing rate used by commercial lending institutions.

11.5 Repayments. The loan repayment period shall not exceed five years. If elected in Section (M)(2), this 5-year requirement shall not apply to any loan used to acquire a principal residence for the Participant. The maximum repayment period for such home loans shall be a reasonable number of years.

               Repayment of loans (principal and interest) shall be by payroll deduction, on a level amortization basis over the term of the loan. All loan repayments shall be transmitted monthly to the Insurance Company, and invested pursuant to the terms of the Contract. Subject to approval by the Insurance Company, a Participant may prepay all or a portion of the loan principal prior to separation from service.

               Loan repayments returned to the Participant's account(s) shall be prorated based on the amount of the loan withdrawn from the account(s). The money shall be placed in the Contract's funds based on the Participant's and/or Company's current investment selections, unless otherwise stipulated in a prepayment agreement with the Insurance Company. In no event shall any part of a Participant's loan repayment be allocated to an alternate payee's account.

11.6 Default and/or Acceleration. Default shall be defined in the Participant's promissory note or other loan documents. The Company must notify the Insurance Company when a Participant defaults  on a loan  repayment.  In  the  event  the  Participant defaults on a loan repayment, the Trustees shall notify the Participant that the loan is immediately due and payable. The Trustees may also direct the Administrator to refuse to make any Plan benefit payment otherwise due to the Participant or Beneficiary until scheduled loan repayments are made, or to offset overdue loan repayments against the amount of benefits which otherwise may be due. In the event of default, attachment of security shall not occur until a distributable event occurs in the Plan.

               The loan must be paid in full upon the Participant's death, disability or separation from service, upon the Participant's failure to make loan repayments for three consecutive months or failure to receive Compensation in an amount at least equivalent to the periodic loan repayment amount for over three consecutive months, or upon termination of this Plan or the Trust Agreement. The Trustees may also direct the Administrator to offset the remaining loan balance against the amount of benefits which otherwise may be due the Participant or Beneficiary.

                      PART XII - TERMINATION OF EMPLOYMENT

12.1 Notice of Termination of Employment. If the Termination of Employment of a Participant occurs, the Company shall immediately give written notice to the Administrator of the date of Termination of Employment of such Participant. Upon receipt of such notice, the Administrator shall determine the Participant's vested interest in his Participant's Account pursuant to Part IX, Vesting, or if the Plan is or was top-heavy pursuant to Part XVII.

12.2 Amount of Participant's Benefit. The amount of a Participant's Plan benefit upon Termination of Employment shall equal his vested Participant's Account. A Participant whose Termination of Employment occurs prior to the end of the Plan Year shall share in Company contributions and reallocations of forfeitures credited prior to his Termination of Employment, but shall or shall not share in Company contributions and reallocated forfeitures for such Plan Year credited after the date of his Termination of Employment as elected in Section (H).

12.3 Participant's Election of a Form of Benefit. If Termination of Employment occurs, the Participant shall receive his vested Participant's Account in a form of benefit elected by him. The Participant's election shall occur within 60 days after the forms of benefit first become available to him. Written notice shall be made on a form provided by the Administrator. The election once made shall be irrevocable. The forms of benefit are:

               (a) Option A. The Participant may elect to continue his Account until age 70 1/2(if elected in Section (P)(1)), his Normal Retirement Date or earlier, at which time he may elect Option B, Option C, Option D, or Option E (if permitted in Section (P)(1)). If the Participant dies prior to commencement of retirement benefits, the value of the Participant's Account shall be paid in one sum to his Beneficiary.

               (b) Option B. The Participant may elect to receive an annuity in accordance with Part XIV, Retirement Benefits, to commence on his Early Retirement Date, if permitted in Section (F)(2), or on his Normal Retirement Date as specified in Section (F)(1).

               (c) Option C. If permitted in Section (P)(1), the Participant may elect a one-sum cash payment. Such election is subject to a Qualified Election if Paragraph 14.3 is operative.

               (d)    Option D. If permitted in Section (P)(1),  the Participant
                      may  elect  installment   payments,   in  accordance  with
                      Paragraph 14.2, to commence upon separation from service.

               (e) Option E. If permitted in Section (P)(1) and in accordance with procedures set forth in the recipient plan, the Participant may elect a plan-to-plan transfer. The account balance shall be transferred to the
                      Participant's account under a plan maintained by his new company that is qualified under Code Section 401(a) or 403(a).

               If the value of the Participant's vested Account balance derived from Company and Participant contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the account balance is immediately distributable, the Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor), must consent to any distributions of such Account balance. Consent is not valid unless the Administrator notifies the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Account balance is no longer immediately distributable. The notice shall acknowledge the right, if any, to defer distributions and must describe the investment features. One-sum cash payments shall be made during the Plan Year in which the event which gives rise to the distribution occurs or as soon thereafter as is reasonably practical.

               An amount distributed to a Participant prior to his attaining age 59 1/2 (except for amounts distributed due to disability, death, separation from service on or after attaining age 55 or equal periodic payments made for the life or life expectancy of the Participant and Spouse) may be deemed to be a premature distribution made during a taxable year. The distribution is subject to a 10 percent excise tax on the portion of the amount received which is includible in his gross income for the taxable year.

12.4 Forfeiture of Nonvested Portion of Participant's Account. If a Participant terminates employment, the amounts which were in excess of his vested interest shall be withdrawn from the appropriate investment funds under the Contract and any Policies and shall be allocated to the Guaranteed Interest Fund under the Contract. If the value of the Participant's vested account balance derived from Company and Participant contributions is not greater than $3,500, the Participant shall receive a distribution of the value of the entire vested portion of such account balance and the nonvested portion shall be treated as a forfeiture. For purposes of this Paragraph, if the value of a Participant's vested account balance is zero, the Participant shall be deemed to have received a distribution of such vested account balance. A Participant's vested account balance shall not include accumulated Participant Deductible Voluntary Contributions within the meaning of Code Section 72(o)(5)(B) for Plan Years beginning prior to January 1, 1989.

               If a Participant terminates service, and elects, in accordance with Section (P), to receive the value of the Participant's vested account balance, the nonvested portion shall be treated as a forfeiture. If the Participant elects to have distributed less than the entire vested portion of the account balance derived from Company contributions, the part of the nonvested portion that shall be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Company contributions and the denominator of which is the total value of the vested Company derived account balance.

               If a Participant receives or is deemed to receive a distribution pursuant to this Paragraph and the Participant resumes employment covered under this Plan before incurring five consecutive One-Year Breaks in Service, the amount so forfeited, unadjusted for subsequent gains and losses, shall be restored to the Participant's Account at the end of the Plan Year, subject to the repayment requirement if elected in Section (P)(2).

               Permissible sources for restoration of the Participant's Account are amounts forfeited from his Account, other forfeitures, and if necessary an extraordinary Company contribution sufficient when added to the forfeiture to restore the Participant's Account.

               In the case of a Participant who receives a distribution of part of his Account attributable to Company contributions and does not repay under Paragraph 12.5, the Participant's future nonforfeitable interest at any relevant time shall be equal to an amount ("X") determined by the formula:

                                X = P(AB + (R x D)) - (R x D)

               For purposes of applying the formula: P is the nonforfeitable percentage at the relevant time, AB is the account balance at the relevant time, D is the amount of the distribution, and R is the ratio of the account balance at the relevant time to the account balance after distribution.

12.5 Repayment. In accordance with Section (P)(2), a returning Participant may repay the full amount of any distribution from the Plan attributable to Company contributions made on account of Termination of Employment. All or part of the amount of the distribution attributable to Participant contributions may also be repaid. Such repayment, if any, must be made before the earlier of:

               (a) five years after the first date on which the Participant is subsequently reemployed by the Company; or

               (b) the date the Participant incurs five consecutive One- Year Breaks in Service following the date of distribution.

               Any Policy distributed to the Participant that is still in effect on a premium-paying basis on the date of repayment may be transferred to the Plan, and the cash value shall be counted as part of the amount repaid.

                             PART XIII - FORFEITURES

13.1 Occurrence of Forfeiture. In accordance with Paragraph 12.4, a forfeiture shall occur as of the date a Participant terminates employment with the Company and receives a distribution. If the Participant does not receive a distribution, forfeiture shall occur after five (5) consecutive One-Year Breaks in Service. The forfeiture shall be the Participant's account attributable to Company Matching Contributions, Company Supplemental Contributions and Company Annual Contributions which has not become vested under Part IX. In addition, a Highly Compensated Employee shall forfeit his nonvested Company contributions (and earnings thereon) in excess of the amount permitted under the Actual Contribution Percentage limits of Paragraph 4.3 and such forfeitures shall be applied under Paragraph 4.4(b). A
               Participant shall not forfeit any part of his nonvested Participant's account attributable to Company contributions solely as a result of a withdrawal prior to retirement under Part
               X. Furthermore, a Participant shall not forfeit any part of his Participant's account for any other cause.

               The nonvested portion of a Company contribution or a forfeiture allocation credited to a Participant's account in a Plan Year following his Termination of Employment shall be allocated at the next allocation date.

13.2 Application of Forfeitures. Forfeitures shall first be allocated to the accounts of Participants whose benefits are entitled to be restored under Paragraph 12.4. The remaining forfeitures shall then be applied in the manner elected in Section (I). If forfeitures are reallocated, a Participant whose employment is terminated before the end of the Plan Year, but after he has completed 1,000 Hours of Service or more during the Plan Year shall or shall not share in reallocated forfeitures for the Plan Year allocated after the date of his Termination of Employment as elected in Section (I). Forfeitures derived from Company Matching Contributions, Company Supplemental Contributions and Company Annual Contributions shall be reallocated to the account for Company Annual Contributions of each Participant who is entitled to share in the forfeitures. Forfeitures shall not be reallocated to a Participant to the extent it would be an Excess Amount under
               Part V, Limitation on Allocations. If more than one Company adopts the Plan, any forfeitures reallocated will be applied in accordance with Section (I).


                         PART XIV - RETIREMENT BENEFITS

14.1 Normal Form of Benefit. The normal form of benefit for the profit-sharing plan shall be a one-sum cash payment unless Paragraph 14.3 is operative.

               For a money purchase plan, the normal form of benefit shall be a full cash refund life annuity. The normal form of benefit shall be paid to a Participant who is not married and does not elect a one-sum cash payment or an optional form of benefit under 14.2. A married Participant's entire account balance (attributable to both Company and Participant contributions) shall be paid in the form of an Automatic Joint and Survivor Annuity, unless a one-sum cash payment or an optional form of benefit is selected (pursuant to a Qualified Election) within the 90-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form.

14.2           Optional  Forms  of  Benefit.  The  Participant   may   elect  an
               installment payment or an annuity payment available under the Contract instead of the normal form described in Paragraph 14.1:

               (a) Selection of Installment Payments. Installment payments shall be made over a period not to exceed the Participant's (or the Participant's and Spouse's) life expectancy.

               (b) Selection of annuity payment. Annuity payment may be made over one of the following periods:

                      (i)     the life of the Participant,

                     (ii) the lives of the Participant and a designated Beneficiary,

                    (iii) a period certain and continuous not extending beyond the life expectancy of the Participant, or

                     (iv) a period certain and continuous not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

               Any annuity contract transferred or purchased under this part must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant and Spouse shall comply with the requirements of this Plan.

14.3 Notice Requirements. This Paragraph applies unless Paragraph 14.4 is operative. This Paragraph shall apply to a Participant if it is determined that this Plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, target benefit plan, stock bonus or profit-sharing plan which is subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417.

               In the case of an Automatic Joint and Survivor Annuity described in Paragraph 14.1 or Paragraph 14.2, the Administrator shall provide each Participant no less than 30 days and no more than 90 days prior to the annuity starting date a written explanation of:
               (i) the terms and conditions of an Automatic Joint and Survivor Annuity; (ii) the Participant's right to make and effect of an election to waive the Automatic Joint and Survivor Annuity form of benefit; (iii) the rights of a Participant's Spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Automatic Joint and Survivor Annuity.

14.4 Special Rules for Profit-Sharing Plans. Paragraph 14.3 shall not apply to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate Account attributable solely to accumulated deductible employee contributions, as defined in
               Section 72(o)(5)(B) of the Code, and maintained on behalf of a Participant in a money purchase pension plan. It shall also not apply to a Participant in a profit sharing plan if the following conditions are satisfied: (1) the Participant does not or cannot elect retirement benefits in the form of a life annuity under Paragraph 14.2, and (2) on the death of the Participant, the
               Participant's vested account balance will be paid to the Participant's surviving Spouse in accordance with Paragraph 16.1.

14.5 Amount of Retirement Benefit. The amount of a Participant's retirement benefit shall equal the Participant's vested account balance. The vested account balance is the aggregate value of the Participant's vested account balances derived from Company and Participant contributions (including Rollover Contributions), including the proceeds of insurance contracts, if any, on the Participant's life.

               Upon retirement, contributions by or on behalf of a Participant shall cease. If a Participant retires prior to the end of a Plan Year, any contributions credited prior to retirement to his Participant's Account for the Plan Year shall be applied for him as part of his retirement benefit.

14.6 Participant Election of a Retirement Date. A Participant shall be entitled to a retirement benefit upon separation from service:

               (a) On or after his Normal Retirement Date as designated in Section (F)(1);

               (b)    On  his  Early  Retirement  Date  as  permitted in Section
                      (F)(2);

               (c)    On his Disability Retirement Date as permitted in  Section
                      (F)(3).

               The Participant's Account shall be paid in a form and on a Retirement Date elected by the Participant. A Participant shall give the Administrator written notice of his intention to retire on a Retirement Date within 90 days prior to separation from service. Written notice shall be made on a form required by the Administrator.

               If a Participant separates from service before satisfying the age requirement for early retirement, if elected in Section
               (F)(2)(c), but has satisfied the Service requirement, the Participant shall be entitled to elect an early retirement benefit upon satisfaction of such age requirement.

14.7           Participant's   Right   to   Defer   Retirement.  A   Participant
               may, subject to the provisions of the federal Age Discrimination in Employment Act, defer retirement without Company approval.

               In the case of continued employment after Normal Retirement Date, Company contributions and forfeitures shall continue to be allocated on behalf of Participants. Investment gains and losses shall continue to be credited to the Participant's Account. A Participant who defers retirement after his Normal Retirement Date shall defer distribution of his Participant's Account, in accordance with Paragraph 14.8.

14.8 Distribution of Retirement Benefits. If the Participant's Account balance is $3,500 or less, the entire Participant's Account shall be distributed. No one-sum cash distribution shall be made under the preceding sentence after the annuity starting date.

               Unless the Participant elects otherwise, distribution of benefits shall begin the first day of the calendar month coincident with or, otherwise, next following the later of:

               (a) the Participant attaining age 65 (or Normal Retirement Date, if earlier);

               (b) the 10th anniversary of the year in which the Participant commenced participation in the Plan; or,

               (c) the Participant terminates service with the Company; provided, however, that if the Participant's vested account balance derived from Company and Participant contribution s exceeds $3,500, no distribution shall be made without the consent of the Participant (and surviving Spouse) before the Participant attains or would have attained, if not deceased, the later of the Normal Retirement Date or age 62. Failure to consent shall be deemed an election to defer commencement of payment of any benefit.

               If allowed in Section (F)(5)(b), a retired Participant may also elect to defer payment of any benefit after retirement. However, the entire interest of the Participant must be distributed or begin to be distributed no later than the Participant's required beginning date. The required beginning date of a retired Participant is the first day of April following the calendar year in which such individual attains age 70 1/2, except as otherwise elected in accordance with Part XXII.

               The minimum distribution for other calendar years,
               including the minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, must be made on or before December 31 of that distribution calendar year. A distribution calendar year is a calendar year for which a minimum distribution is required. The first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. Neither the consent of the Participant nor of the Participant's Spouse shall be required to the extent that a distribution is required to satisfy this Paragraph. All distributions required under this part shall be determined and made in accordance with Code Section 401(a)(9) and the regulations thereunder , including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Proposed Regulations.


                   PART XV - MINIMUM DISTRIBUTION REQUIREMENTS

15.1 Required Beginning Date. The entire interest of the active Participant must be distributed or begin to be distributed no later than the Participant's required beginning date. The required beginning date of an active Participant is the first day of April following the calendar year in which such individual attains age 70 1/2, except as otherwise elected in accordance with Paragraph 22.1. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy this Paragraph.

               Notwithstanding the prior sentence, if an active Participant attained age 70 1/2 in 1987 or earlier, and was not a 5-percent owner in any year since attaining age 66 1/2, the Participant's account balance can be distributed upon retirement.

               The required beginning date of a Participant who is not a 5-percent owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

15.2           Distribution of Benefits.

               All distributions required under this Part shall be determined and made in accordance with the Code Section 401(a)(9) and the regulations thereunder, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Proposed Regulations. If the Participant's Account balance is
               $3,500 or less, the entire Participant's Account shall be distributed. If the Participant's account balance is greater than $3,500, the Participant may elect to receive his account balance in the form of a one-sum cash payment or an annuity in accordance with Part XIV, Retirement Benefits, or a yearly minimum distribution as provided in this Paragraph. Written notice shall be made on a form provided by the Administrator.

               If  a Participant's  benefit is to be  distributed  in  a  yearly

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

               minimum distribution, the benefit is calculated as if distributed over a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Spouse. The amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, shall not be less than the quotient obtained by dividing the Participant's benefit by the applicable life expectancy. Upon retirement, the Participant must select a retirement benefit in accordance with
               Part XIV.

               The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

15.3           Definitions.

               (a) The life expectancy (or joint and last survivor expectancy) is calculated using the attained age of the Participant (or Participant and Spouse) as of the Participant's (or Participant's and Spouse's) birthday in the applicable calendar year. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

               (b) A distribution calendar year is a calendar year for which a minimum distribution is required. The first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date.

               (c)    The Participant's benefit is the account balance as of
                      the last Valuation Date in the calendar year (valuation calendar year) immediately preceding the distribution calendar year increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the distribution calendar year after the Valuation Date and decreased by distributions made in the distribution calendar year after the valuation date. For purposes of this Paragraph, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.


                            PART XVI - DEATH BENEFITS

16.1           Preretirement   Death   of  a  Participant.  If  the  Participant

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

               dies before distribution of his interest begins, the Participant's Account balance shall become fully vested. The
               Account balance shall be paid to the Participant's Spouse. The Spouse may elect whether to receive the Participant's Account balance in the form of an Preretirement Survivor Annuity, installments, or a one-sum cash payment.

               If there is no Spouse, or, if the Spouse has already consented in a manner conforming to a Qualified Election, the account balance shall be paid to the Participant's designated Beneficiary. Unless otherwise elected by the Participant, any portion of the Participant's interest payable to a designated Beneficiary other than the Participant's Spouse shall be paid in the form of an annuity, installments or a one-sum cash payment. A Qualified Election is not required with respect to the amount at risk portion of any Policies. For purposes of the foregoing consent requirements, the Participant's vested account balance shall not include amounts attributable to accumulated Participant Deductible Voluntary Contributions within the meaning of Code
               Section 72(o)(5)(B).

               Distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (a) or (b) below:

               (a) If any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

               (b) If the designated Beneficiary is the Participant's Spouse, the date distributions are required to begin in accordance with (a) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died and (2) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

               If the Participant has not made an election pursuant to this Paragraph by the time of his death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this Paragraph, or
               (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire

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

               interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

               For purposes of this Paragraph, if the Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of this Paragraph, with the exception of Paragraph (b) therein, shall be applied as if the Spouse were the Participant.

               For  the   purposes  of  this   Paragraph,   distribution   of  a
               Participant's interest is considered to begin on the Participant's required beginning date (or, if the Spouse dies after the Participant, the date distribution is required to begin to the Spouse). If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

16.2 Preretirement Survivor Annuity. The Preretirement Survivor Annuity is an annuity for the life of the Spouse. The Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death. If Paragraph 14.3 is operative, the Administrator shall provide each Participant a written explanation of the Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements applicable to an Automatic Joint and Survivor Annuity.

               The applicable period for a Participant is whichever of the following periods end last:

               (a) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

               (b) A reasonable period ending after the Employee becomes a Participant;

               (c) A reasonable period ending after Paragraph 14.4 first applies to the Participant.

               Notwithstanding the foregoing, notice must be provided within a reasonable period ending after Termination of Employment in the case of a Participant who separates from service before attaining age 35.

               For purposes of applying the preceding Paragraph, a reasonable period ending after the enumerated events is the end of the two-year period beginning one year prior to the date of the applicable event occurs, and ending one year after that date.

               In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Company, the applicable period for such Participant shall be redetermined.

               The Insurance Company may require the distribution of the entire Participant's Account, provided that the Account is $3,500 or less. No one-sum cash distribution shall be made to the Spouse under the preceding sentence after the annuity starting date or if the Account exceeds $3,500 unless the Spouse consents in writing to such distribution.


16.3 Post-retirement Death of a Participant. If the Participant dies after distribution of his interest has begun, the remaining portion of such interest shall continue to be distributed at least as rapidly as under the method of distribution being used prior the Participant's death. In the case of an installment payment option, installment payments remaining at the Participant's death shall be distributed as a one-sum cash payment.

16.4 Designation of a Beneficiary. Subject to Code Sections 401(a)(11) and 417, the Participant shall have the right to designate his Beneficiary and to change his Beneficiary in accordance with the terms of the Contract and Policy. The Participant shall also have the right to designate or change the form of death benefit to his Beneficiary in accordance with the terms of the Contract and Policy. Any such right may be exercised by filing written notice(s) with the Insurance Company, and the effective date thereof shall be as provided in the Contract or Policy, whichever is applicable. If no Beneficiary is named, the payment of death benefits shall be made in accordance with the terms of the Contract and the Policy. A designation of a Beneficiary other than the Spouse of a married Participant may be made only as a Qualified Election.


                       PART XVII - TOP-HEAVY REQUIREMENTS

17.1 In General. If the Plan is or becomes top-heavy in any Plan Year, the provisions of this Part XVII shall supersede any conflicting provisions in the Plan or Adoption Agreement.

17.2           Minimum    Contribution   Under   a   Top-Heavy   Plan.   Company
               contributions and forfeitures allocated on behalf of any Participant who is a non-Key Employee shall not be less than the lesser of 3 percent of such Participant's Compensation or in the case where the Company has no defined benefit plan which designates this Plan to satisfy Code Section 401, the largest percentage of Company contributions and forfeitures, as a percentage of the first $200,000 of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year. This minimum contribution is determined without regard to any Social

               Security contribution. The minimum contribution shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive a contribution, or would have received a lesser contribution for the year because of:

                      (a) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan),

                      (b)     the  Particpant's  failure   to   make   mandatory
                              Employee contributions to the Plan, or

                      (c)     Compensation less than a stated amount.

               Notwithstanding the above, the provision contained in the preceding Subparagraph shall not apply to any Participant who was not employed by the Company on the last day of the Plan Year. Also, such provision shall not apply to any Participant to the extent provided by Section (N).

17.3 Nonforfeitability of Minimum Contribution. The minimum contribution required (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code Section 411(a)(3)(B) or 411(a)(3)(D).

17.4 Top-Heavy Vesting. During and subsequent to the first Plan Year in which this Plan is top-heavy, one of the minimum vesting schedules as elected by the Company in Section (O)(2) shall automatically apply to the Plan. The minimum vesting schedule applies to all benefits derived from Company contributions within the meaning of Code Section 411(a)(7) including benefits accrued before the effective date of Code Section 416 and benefits accrued before the Plan became top-heavy. However, this Paragraph does not apply to the account balances of any Participant who does not have an Hour of Service after the Plan has initially become top-heavy and such Participant's account balance attributable to Company contributions and forfeitures shall be determined without regard to this Paragraph.

17.5           Top-Heavy Definitions.

               (a) Key Employee: Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was an officer of the Company if such individual's annual Compensation exceeded 50% of the dollar limitation under Code Section 415(b)(1)(A), an owner (or considered an owner under Code Section 318) of one of the ten largest interests in the Company if such individual's Compensation exceeds 100 percent of the dollar limitation under Code Section 415(c)(1)(A), a 5 percent owner of the Company, or a 1 percent owner of the Company who has annual Compensation of more than $150,000. Annual Compensation means Compensation as defined in Code
                      Section 415(c)(3) but including amounts contributed by the Company pursuant to a deferred salary agreement which are excludable from the Employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b).

                      For purposes of determining the number of officers taken into account, Employees described in Code Section 414(q)(8) shall be excluded. The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years. The determination of who is a Key Employee shall be made in accordance with Code Section 416(i)(1) and the regulations thereunder.

               (b) Top-heavy plan: For any Plan Year beginning after December 31, 1983, this Plan is top-heavy if any of the following conditions exists:

                        (i) If the top-heavy ratio for this Plan exceeds 60 percent and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

                       (ii) If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top-heavy ratio for the group of plans exceeds 60 percent.

                      (iii)      If  this   Plan   is  a  part  of  a   required
                                 aggregation group and part of a permissive aggregation group of plans and the top-heavy ratio for the permissive aggregation group exceeds 60 percent.

               (c)    Top-heavy ratio

                        (i)      Defined Contribution Plan Only:

                                 If the Company maintains one or more defined contribution plans (including any simplified employee pension plan) and the Company has never maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the top-heavy ratio for this Plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with Code Section 416 and the regulations thereunder.

                                 Both the numerator and  denominator of the top-

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

                                 heavy  ratio  are   increased  to  reflect  any
                                 contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code
                                 Section 416 and the regulations thereunder.

                      (ii)       Defined Contribution and Defined Benefit Plan:

                                 If the Company maintains one or more defined contribution plans (including any simplified employee pension plan) and the Company maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees determined in accordance with (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants determined in accordance with (i) above, and the present value of accrued benefits under the defined benefit plans for all Participants as of the Determination Date(s), all determined in accordance with Code Section 416 and the regulations thereunder.

                                 The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are adjusted for any distribution of an accrued benefit made in the 5-year period ending on the Determination Date.

                      (iii) For purposes of (i) and (ii) above, the value of account balances and the present value of accrued benefits shall be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code
                                 Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (1) who is a non-Key Employee but who was a Key Employee in a prior year or (2) who has not been credited with at least one Hour of Service with any Company maintaining the Plan at any time during the 5 year period ending on the Determination Date shall be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are

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

                                 taken into account  shall be made in accordance
                                 with   Code   Section   416(g)(4)(A)   and  the
                                 regulations thereunder.

                                 When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of an Employee other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

               (d) Permissive aggregation group: The required aggregation group of plans plus any other plan or plans of the Company which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410(b).

               (e)    Required aggregation group:

                      (i) Each qualified plan of the Company in which at least one Key Employee participates, or participated at any time during the determination period (regardless of whether the Plan has terminated), and

                      (ii) any other qualified plan of the Company which enables a plan described in (i) to meet the requirements of Code Sections 401(a)(4) or 410(b).

               (f) Determination Date: For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

               (g) Valuation Date: The date stated in Section (C)(4) as of which account balances or accrued benefits are valued for purposes of calculating the top-heavy ratio.

               (h) Present Value: Present value shall be based only on the interest and mortality rates specified in Section (R).


                         PART XVIII - INSURANCE COMPANY

18.1 Not a Party. The Insurance Company is not a party to the Plan and it is not responsible for the validity of the Plan

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

               as adopted by the Company or the qualification of the Plan under the tax laws.

18.2 Not Responsible for the Acts of the Company or Administrator. The Insurance Company shall not be responsible to look to the terms of the Plan to determine whether or not any action of the Company or Administrator is authorized by its terms.

18.3 Reliance on Signatures. Any instruments executed by the Administrator or officers of the Company may be accepted by the Insurance Company as the duly authorized act of the Administrator or the Company.

18.4 Acquittance. The Insurance Company shall be discharged from all liability for any amount paid to the Administrator or paid in accordance with the direction of the Administrator and shall not be obliged to see to the distribution or further application of any monies by it.

18.5 Duties of Insurance Company. The obligations of the Insurance Company shall be determined solely by the terms of its Contracts, Policies and other agreements executed by it. The Insurance Company shall maintain records concerning its Contracts and Policies and shall supply such records to the Company or Administrator when necessary to assure proper administration of the Plan.

18.6 Plan Controls. In the event of any conflict between the provisions of the Plan and the terms of any Contract or Policy, the provisions of the Plan shall control, provided that the mutual rights and obligations of the parties to any Contract or Policy shall not thereby be altered.


             PART XIX - AMENDMENT, TERMINATION, MERGER, ETC. OF PLAN

19.1 Permanency. The expectation of the Company is that the Plan and the payment of contributions hereunder, shall be continued indefinitely, but continuance of the Plan is not assured as a contractual obligation of the Company. This Plan may be amended or terminated only as provided in this Part. All Plan amendments, including one to terminate the Plan, shall be adopted in writing by the Company's board of directors. Any material modification of the Plan by amendment or termination shall be communicated to all interested parties, the Department of Labor, and the Internal Revenue Service in the time and manner prescribed by law.

19.2 Amendment by Insurance Company. The Company hereby delegates to the Insurance Company, the Sponsoring Organization, the right to amend the Plan and its Adoption Agreement and the Company and
               Administrator  shall  be  deemed  to  have   consented  to  such
               amendment. Such delegation shall be limited to the right to amend and shall not be construed to make the Insurance Company a party to this Plan or the Adoption Agreement. The Insurance Company shall, after

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

               amendment, contact each Company of record who has previously adopted the Prototype Plan and give the Company the opportunity to continue under the amended Prototype Plan.

19.3 Permissible Amendments by Company. Subject to Paragraph 19.4, the Company may (1) change the choice of options in the Adoption Agreement, (2) add overriding language in the Adoption Agreement when such language is necessary to satisfy Code Sections 415 or 416 because of the required aggregation of multiple plans, and
               (3) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption shall not cause the Plan to be treated as individually designed. A Company that amends the Plan for any other reason, including a waiver of the minimum funding requirement under Code Section 412(d), shall no longer participate in this master or Prototype Plan and shall be considered to have an individually designed plan.

               Any amendment shall be stated by executing an amended Adoption Agreement and delivering a copy of such amendment to the Administrator and the Insurance Company. Upon execution and delivery of the executed Adoption Agreement, the Participants and Beneficiaries shall be bound thereby.

19.4           Restrictions on Amendment.  No amendment:

               (a) Shall increase the duties of the Administrator and any other plan fiduciary without their written consent,

               (b) To the vesting schedule under Section (O) shall deprive a Participant of his nonforfeitable rights to benefits accrued to the date of the amendment. Further, if the vesting schedule of the Plan is amended, if the Plan is amended in any way that directly or indirectly affects the computation of a Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to a top-heavy vesting schedule, each Participant with at least 3 Years of Service with the Company may elect, within a reasonable period after the adoption of the amendment, to have his nonforfeitable percentage computed under the Plan without regard to such amendment or changes. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the later of:

                       (i)       60 days after the amendment is adopted;

                      (ii)       60 days after the amendment becomes effective;
                                 or

                     (iii) 60 days after the Participant is issued written notice of the amendment by the Company or Administrator.

               (c)    Shall be effective to the extent that it has the

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

                      effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's account balance may be reduced to the extent permitted under Code Section 412(c)(8). For purposes of this Paragraph, a Plan amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Company-derived accrued benefit shall not be less than the percentage computed under the Plan without regard to such amendment.

               (d) Shall change the funding method unless the new funding method has been approved by the Internal Revenue Service; and,

               (e) Shall change the Plan Year unless the new Plan Year has been approved by the Internal Revenue Service or is permitted by IRS Revenue Procedure 87-27.

19.5 Termination of Plan. The Company expressly reserves the right to terminate the Plan in whole or in part at any time without the consent of any Participant or Beneficiary. The Company shall give written notice of termination of this Plan to the Administrator and Insurance Company. The Plan shall terminate upon the first of the following events:

               (a) The date terminated by the Company without establishment of another defined contribution plan;

               (b) The date the Company is judicially determined bankrupt or insolvent;

               (c) The date of the disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets; or

               (d) The date of the disposition by a corporation to an unrelated corporation of such corporation's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with such subsidiary.

19.6           Full  Vesting  Upon  Termination.  If  this  Plan  is  terminated

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

               or partially terminated or upon a complete discontinuance of contributions, each affected Participant shall be fully vested in his Participant's Account. The value of the Participants' accounts shall be distributed to all affected Participants as one-sum cash payments. However, if elected by the Administrator, all affected Participants shall have their benefits distributed to them in the form of an annuity under the Contract.

               If one-sum cash payments are made to the Participants and the Contract values include allocations to the general investment account of the Insurance Company, the amounts distributed shall be less any investment loss charges and other deductions authorized by the Contract. Any distributions pursuant to this Paragraph are subject to the spousal and Participant consent requirements contained in Code Sections 401(a)(11) and 417.

               Notwithstanding the above provision, if any affected Participant had commenced to receive annuity payments upon retirement or Termination of Employment, he shall continue to receive payments in the form elected.

19.7 Merger, Consolidation, or Transfer of Plan Assets. No merger or consolidation of this Plan with, or transfer of assets or liabilities to any other plan shall become effective until at least 30 days after the Company or Administrator has filed with the Secretary of the Treasury such statement as shall be required by law. In the case of any such merger, consolidation or transfer of assets to any other plan, each Participant shall receive a benefit immediately after the merger, etc., (if the plan then terminated) which is at least equal to the benefit the Participant was entitled to immediately before such merger, etc., (if the Plan had terminated).


                        PART XX - ADMINISTRATION OF PLAN

20.1 Appointment of Administrator. The Company shall appoint an Administrator. A written appointment shall be filed in the Company's official records. The Insurance Company may not be appointed as Administrator. The Administrator may be a person, organization, or Plan committee. Any person so appointed shall accept by filing a written acceptance with the Company. The Administrator shall serve at the discretion of the Company, but may resign by filing a written resignation with the Company.

               The discharge of an Administrator shall be made in writing by the Company, delivered to the person and filed in the official records of the Company. A new Administrator shall be appointed as soon as possible after an Administrator resigns or is discharged. If no appointment is effective at any time, the Administrator shall be the Company. The Secretary of the Company shall certify in writing the name and signature of the Administrator, or person acting on behalf of the Administrator, his address and telephone

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

               number to the Insurance Company. The Insurance Company may assume that such person continues to hold office until a new certificate is received from the Company. The Company agrees to fully protect and to indemnify the Insurance Company in relying upon any authorization or direction the Insurance Company reasonably believes to be authentic.

20.2 Administrator's Powers and Duties. The Administrator shall be responsible for the day-to-day administration of this Plan and for the exercise of all fiduciary responsibilities provided for in the Plan that are not assigned to other parties pursuant to the terms of the Plan. The Administrator's duties shall include, but not be limited to the following:

               (a)    To construe and interpret the provisions of the Plan;

               (b)    To  decide   all   questions   of  eligibility   for  Plan
                      participation and for the payment of benefits;

               (c)    To  provide  appropriate  parties,  including   government
                      agencies, with such returns, reports, schedules, descriptions, and individual statements as are required by law within the times prescribed by law; and to furnish to the Company, upon request, copies of any or all such materials, and further,to make copies of such instruments, reports, and descriptions as are required by law to be available for examination by Participants and such of their Beneficiaries who are or may be entitled to benefits under the Plan in such places and in such manner as required by law (the Administrator may make a reasonable charge for copies);

               (d) To furnish to each Participant and each Beneficiary receiving benefits under the Plan a copy of a summary plan description and a summary of any material modifications thereof at the time and in the manner prescribed by law;

               (e)    To  obtain  from  the  Company,   the  Employees  and  the
                      Insurance Company such information as shall be necessary for the proper administration of the Plan;

               (f) To determine the amount, manner and time of payment of benefits thereunder;

               (g) Subject to the approval of the Company only as to any additional expense, to appoint and retain such agents, counsel, and accountants for the purpose of properly administering the Plan;

               (h) To take all actions and to communicate to the Insurance Company in writing all necessary information to carry out the terms of the Plan;

               (i)    To   notify   the   Insurance   Company   in  writing of a
                      termination, a partial termination or a complete

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

                      discontinuance of contributions to the Plan;

               (j) To direct the Insurance Company to distribute benefits of the Plan to each Participant and Beneficiary in accordance with the terms of the Plan;

               (k) To provide each Participant within the time period set forth in Paragraphs 14.3 and 16.2, if applicable, a written explanation of: the Automatic Joint and Survivor Annuity and the Preretirement Survivor Annuity; and

               (l) To do such other acts reasonably required to administer the Plan in accordance with its provisions or as may be provided for or required by law.

               The Administrator and each other fiduciary shall discharge their duties with respect to the Plan in accordance with the provisions of the Plan, including the Adoption Agreement.

20.3 Delegation of Administrative Responsibilities. The Administrator may appoint other persons to perform any of his administrative functions. Such appointment shall be made in writing and shall be effective upon the written approval of the Company. The Administrator and any such appointee may employ advisors and other persons necessary to help the Administrator carry out his functions, including fiduciary functions. The Administrator shall monitor the work and review the performance of each such appointee, and he shall remove any such appointee from his position if the Administrator determines that his performance is unsatisfactory. Any person or group of persons may serve in more than one fiduciary capacity. The Administrator may delegate one or more of his responsibilities to the Insurance Company by a written administrative services agreement entered into with the Insurance Company. The Insurance Company's administrative responsibilities shall be limited to those services set forth in such agreement.

20.4 Bonding. The Administrator, and any other fiduciary, officer of the Company and Employee of the Company who handles funds of the Plan shall be bonded as required by ERISA. Such bond shall protect the Plan against loss by reason of acts of fraud or dishonesty by such persons directly or through the connivance of others. The amount of the bond shall not be less than 10 percent of the value of the Contract at the beginning of the Year nor more than $500,000. In no event shall the bond be less than $1,000. If the Secretary of the U.S. Department of Labor prescribes an amount in excess of $500,000, however, a bond in the prescribed amount shall be obtained.

20.5 Fiduciary Liability Insurance and Indemnification. The Company may purchase fiduciary liability insurance or agree to indemnify and hold harmless the Administrator and persons appointed by the Administrator or Company to carry

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

               out fiduciary functions against any and all claims, loss, damage, expense or liability arising from their official capacities in the administration of the Plan, unless the same is determined to be due to gross negligence or willful misconduct.

20.6 Compensation of Administrator. The Company shall reimburse the Administrator for any reasonable costs and expenses, including fiduciary liability insurance, incurred by the Administrator as a result of performance of his duties or functions. The Company shall compensate the Administrator for services rendered under this Plan, except that no Administrator who receives full-time compensation from the Company shall be so compensated.

20.7 Service of Legal Process. The Administrator is the designated agent to receive service of legal process on behalf of the Plan, unless the Company designates some other party in writing in the summary plan description.

20.8 Company Census Report. To enable the Administrator to perform his functions, the Company shall furnish the Administrator full and timely information on or before each Plan Year (and more frequently, if required) on all matters relating to classification of Employees, their dates of employment, ages, Hours of Service, Compensation, dates of retirement, death, Disability or Termination of Employment, causes of Termination of Employment and such other census data as may be required to administer the Plan. The Administrator shall advise the Insurance Company in writing of such information about Participants' and Beneficiaries' status, including changes in status, pertinent to determining benefit entitlements under the Contract or Policies.

20.9 Information About Plan. Any Participant in the Plan, or any Beneficiary receiving benefits under the Plan, may examine copies of the Plan, the Contract, any Policies on his life, the summary plan description, the latest annual report, any collective bargaining agreement, Contract or any other instrument under which this Plan is maintained or operated. The Administrator shall maintain all items listed in this Paragraph in his office, or in other places as he may designate from time to time to comply with regulations issued under ERISA, for examination during normal business hours. Upon written request of a Participant or Beneficiary receiving benefits under this Plan, the Administrator shall furnish him with a copy of any item listed in this Paragraph. The Administrator may impose a charge equal to the costs of reproduction, but in no event shall the costs exceed 25 cents per page.

20.10 Information About Participants and Beneficiaries. Each Participant and each Beneficiary of a deceased Participant shall file with the Administrator from time to time in writing his current post office address. Any communication, statement, or notice addressed to a Participant or a Beneficiary at his last post office

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

               address filed with the Administrator or as shown on the Company's records, shall bind the Participant or Beneficiary for all purposes of this Plan. Each Participant shall file with the Administrator his name, Social Security number, date of birth, and marital status. Each married Participant shall file, upon request, with the Administrator the name, date of birth, and date of marriage to his Spouse. The Administrator may require satisfactory evidence of any personal information required to administer the Plan. The information provided by the Participant concerning his Spouse shall bind the Participant, the Participant's Spouse and their heirs for all purposes of the Plan. The Participant shall be required to notify the Administrator of any changes in information previously filed.

20.11 Claim for Benefits. All applications for benefits under the Plan shall be submitted to the Administrator in writing on forms prescribed by the Administrator. The application shall be signed by the Participant, and the Participant's Spouse if required by the Administrator, or in the case of a death benefit by the Beneficiary or legal representative of the deceased Participant. Each Participant and each Beneficiary of a deceased Participant must furnish the Administrator with such evidence, data or other information as the Administrator or Insurance Company considers necessary or desirable for purposes of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant subject to the condition that each Participant or Beneficiary shall furnish promptly full, true and complete evidence, data or other information when requested by the Administrator, provided the Participant or Beneficiary is advised of the affect of his failure to comply with the request. The Administrator shall make all determinations as to the right of any person to a benefit under the Plan. The Administrator shall notify the claimant of the acceptance or denial of any claim within 90 days, unless special circumstances are deemed by the Administrator to require an additional period of no more than 90 days. If an extension is necessary the Administrator shall notify the claimant in writing explaining why more time is needed and indicate a date by which the Administrator expects to render a decision.

20.12 Claims Review Procedure. The Administrator shall provide to any claimant whose claim for benefits under the Plan has been fully or partially denied a written notice setting forth the specific reasons for such denial. Such notice shall state that the claimant is entitled to request a review by the Administrator of the decision denying the claim, the reasons for denial, the Plan provisions upon which the denial is based, a description and reason for needing any additional information needed to consider the claim, and an explanation of the review procedure. The claimant or his authorized representative may within 60 days of the denial of the claim: request a claim review by the Administrator, review pertinent documents relating to the denial, and submit issues and comments in writing to the Administrator. The Administrator must make a final decision on a claim reviewed within sixty days. The Administrator shall make a full and fair review of such claim and any written materials submitted by the claimant and may require the claimant or the Company to submit such additional evidence as the Administrator deems necessary or advisable to make a claims review.

               On the basis of the review, the Administrator shall make an independent determination of the claimant's entitlement to benefits under the Plan. The decision of the Administrator upon review, if supported by substantial evidence in the record, shall be final and conclusive on all parties to the Plan. The Administrator shall give the claimant written notice of his decision upon review which shall include specific reasons and references to the Plan provision upon which his decision is based. The 60-day review period may be extended for another 60 days if the Administrator finds that special circumstances require an extension of time. If after such review the Administrator concludes that the denial of benefits was erroneous or contrary to the Plan or to the law, the Administrator shall take such action as shall be appropriate to provide such benefit.

20.13 Missing Participants or Beneficiaries. In the event a person entitled to a benefit is unable to be found after a diligent one-year search by the Administrator, the benefit payable to that person shall be forfeited and applied to reduce the Company's contributions under the Plan, provided, however, that the Administrator shall reinstate the benefit in the event the person entitled thereto is found or makes a claim. The sources for restoration of the benefit shall be forfeitures or an additional Company contribution.

                            PART XXI - MISCELLANEOUS

21.1 Assignment or Alienation. No benefit or interest available hereunder shall be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Code Section 414(p), or any domestic relations order entered before January 1, 1985.

21.2 Responsibility for Qualification of Plan. The Company is solely responsible for the qualification of the Plan under the Code. Should the Plan fail to initially attain qualified plan status, the Plan shall terminate and contributions shall be returned to the Company and to Participants in accordance with Subparagraph 4.6(b). If an initially qualified plan fails to retain qualified plan status, the Plan shall terminate and the interest of each Participant shall be distributed in the same manner as provided under Paragraph 19.6.

21.3 Original Document. The Plan may be executed in any number of counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

21.4 State Law. The Plan is to be regulated and construed in accordance with the laws of the State in which the Company maintains its principal office, except to the extent such laws are preempted by Federal law.

21.5 Not an Employment Contract. No Employee of the Company nor anyone else shall have any rights against the Company as a result of this Plan, except those expressly granted hereunder. Nothing herein shall be construed to give any Participant the right to remain in the employ of the Company.

21.6 Word Usage. Words when used herein are used irrespective of number or gender unless the context clearly requires otherwise.

21.7 Interpretation of Plan. The intention of the Company is that the Plan shall comply with the provisions of the Code, the Employee Retirement Income Security Act, corresponding provisions of any subsequent laws, and the provisions of the Plan shall be construed to effectuate such intention.

               In the event any provision or provisions shall be determined to be illegal or invalid for any reason, the illegal or invalid provision shall not affect the remaining parts of the Plan and the Company or Administrator may perform such alternative acts which most clearly carry out the intent and purpose of the Plan.

21.8 Headings. The headings of the Parts, Paragraphs and Sections of this Plan are for convenience and reference only, and any conflict between such headings and the text shall be resolved in favor of the text.


            PART XXII - TRANSITIONAL RULE - RETIREMENT DISTRIBUTIONS


22.1 Commencement of Distributions. Subject to Part XIV and XVI, distributions on behalf of any Participant, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

               (a) The distribution by the Plan is one which would not have disqualified such Plan under Code Section 401(a)(9) as in effect prior to amendment by DEFRA.

               (b) The distribution is in accordance with a method of distribution designated by the Participant whose interest in the Plan is being distributed or, if the Participant is deceased, by a Beneficiary of such

                      Participant.

               (c) Such designation was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984.

               (d) The Participant had accrued a benefit under the Plan as of December 31, 1983.

               (e) The method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution shall commence, the period over which distributions  shall  be  made,  and  in the  case  of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

               A distribution upon death shall not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Participant.

               For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant, or the Beneficiary, to whom such distribution is being made, shall be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirement in Subparagraph (5) above.

               If a designation is revoked any subsequent distribution must satisfy the requirements of Code Section 401(a)(9) and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9) and the regulations thereunder, but for the Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in
               Section 1.401(a)(9)-2 of the income tax regulations. Any changes in the designation shall be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation shall not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 shall apply.

22.2           Distribution of Benefits.

               (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by Paragraphs 14.1 and 16.2 of the Plan must be given the opportunity to elect to have such Paragraphs apply if the Participant is credited with at least one Hour Of Service under this Plan or a predecessor Plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 years of vesting service when he separated from Service.

               (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour Of Service under this Plan or a predecessor Plan on or after September 2, 1974, and who is not otherwise credited with any Service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his benefits paid in accordance with subparagraph 22.2(d).

               (c) The respective opportunities to elect (as described in this paragraph) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

               (d) Any Participant who has elected pursuant to Paragraph 22.2(c) and any Participant who does not elect under Paragraph 22.2(b) or who meets the requirements except that such Participant does not have at least 10 years of vesting Service when he separates from Service, shall have his benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

                      (1)        Automatic  Joint  and  Survivor   Annuity.   If
                                 benefits in the form of a life annuity become payable to a married Participant who:

                                 (a) begins to  receive  payments under the Plan
                                     on or after Normal Retirement Date;

                                 (b) dies  on  or  after Normal  Retirement Date
                                     while still working for the Company;

                                 (c) begins to  receive  payments  on  or  after
                                     the Qualified Early Retirement Date; or

                                 (d) separates   from   Service   on   or  after
                                     attaining  Normal  Retirement  Date (or the
                                     Qualified   Early   Retirement  Date)   and
                                     after     satisfying     the    eligibility
                                     requirements  for  the  payment of benefits
                                     under the Plan and  thereafter  dies before
                                     beginning to receive  such  benefits;  then
                                     such   benefits  shall  be  received  under
                                     this Plan  in  the  form  of  an  Automatic
                                     Joint  and  Survivor  Annuity,  unless  the

                                     Participant  has  elected  otherwise during
                                     the  Election Period.  The Election  Period
                                     must begin at least  6  months  before  the
                                     Participant   attains    Qualified    Early
                                     Retirement Date and end not more than 90 days before the commencement of benefits. Any election hereunder shall be in writing and may be changed by the Participant at any time.

                      (2) Election of Early Survivor Annuity. A Participant who is employed after attaining the Qualified Early Retirement Date shall be given the opportunity to elect, during the Election Period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Automatic Joint and Survivor Annuity if the Participant had
                                 retired on the day before his death. Any election under this provision shall be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains the Qualified Early Retirement Date, or (2) the date on which participation begins, and ends on the date the Participant terminates employment.

                      (3) For purposes of this Paragraph 22.2, Qualified Early Retirement Date is the latest of:

                                 (a) the  earliest  date,  under  the  Plan,  on
                                     which the Participant may elect to receive retirement benefits,

                                 (b) the first day of the 120th month  beginning
                                     before  the   Participant   reaches  Normal
                                     Retirement Date, or

                                 (c) the    date    the    Participant    begins
                                     participation.


                         PART XXIII - ELIGIBLE ROLLOVERS

23.1 This Part applies to distributions made on or after January 1, 1993. Notwithstanding any other provision of the plan to the contrary that would otherwise limit a distributee's election under this Appendix, a distributee may elect, at the time and in the manner prescribed by the plan administrator, or have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

23.2           Definitions.

               (a) Eligible Rollover Distribution: An eligible rollover distribution is any distribution of all or a portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code ss.401(a)(9); and the portion of any distribution that is not includible in gross income.

               (b) Eligible Retirement Plan: An eligible retirement plan is an individual retirement account described in Code ss. 408(a), an individual retirement annuity described in Codess.408(b), an annuity plan described in Code
                      ss.403(a),  or  a   qualified   trust  described  in  Code
                      ss.401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

               (c) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Codess.414(p), are distributees with regard to the interest of the spouse or former spouse.

               (d) Direct Rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

                                                                        SF  2174

                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                 PROTOTYPE FLEXINVEST DEFINED CONTRIBUTION PLAN
                 ----------------------------------------------
                Established under Internal Revenue Procedure 89-9
                 Internal Revenue Service Serial No. D357472(a)

                     PROFIT-SHARING PLAN ADOPTION AGREEMENT
                  For Both Integrated and Non-Integrated Plans


In accordance with and as permitted by the provisions of the Massachusetts Mutual Life Insurance Company Prototype FLEXINVEST Defined Contribution Plan, herein called the Plan, a copy of which is hereto attached, the undersigned Company pursuant to vote of its Board of Directors hereby adopts the Plan to provide retirement and incidental benefits for its Employees, and agrees

               1. to conform to and abide by all of the terms, provisions and requirements of the Plan;

               2. that any action taken or to be taken in accordance with or as required by the Plan or any action taken in conjunction with the Plan as required by any law or regulations is and will be its sole responsibility;

               3. that the liability of Massachusetts Mutual Life Insurance Company is limited to the obligations under the terms of the Conti-act and the Policies.

Sponsoring organization:

                   Massachusetts Mutual Life Insurance Company
                   Defined Contribution Operations Department
                               Pension Management
                                1295 State Street
                      Springfield, Massachusetts 01111-0001
                            Telephone: (413) 788-8411

The  Sponsoring   Organization  will  notify  the  undersigned  Company  of  any amendments made to the Plan or of the discontinuance or abandonment of the Plan.

Please Note: Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

3/91

The undersigned Company elects as follows:

(A)            Plan Name
               ---------
               The Plan will be known as The Republic Mortgage Insurance Company And Affiliated Companies Profit Sharing Plan.

               Amended (or Restated) Plans: The Plan is adopted by amendment in substitution for The Republic Mortgage Insurance Company And Affiliated-Companies Profit Sharing Plan, the Company's pre-existing Plan, which is hereby replaced.

(B)            Controlled Groups/Affiliated Employers (Paragraph 6.5)
               ------------------------------------------------------
               The Plan will be funded through the Contract of an affiliated Employer's Plan, Contract No._________________, issued by the Insurance Company to
               _________________________________________________________
               _________________________________________________________.

(C)            Dates
               -----
               (1)    The  Effective  Date of the Plan is January  1,  1984.(The
                      original   effective   date  of  the  Plan  prior  to  any
                      amendment.)

                      Amended (or Restated) Plans: The Effective Date of this Amendment is January 1, 1994. Notwithstanding any other plan provision, this Effective Date applies to all current and future Participants including terminated vested Participants who return to employment with the Company.

               (2) The Plan Year is a period beginning on January 1, 1994, and ending on December 31, 1994. Subsequent Plan Years will be consecutive 12-month periods ending on the same date each year thereafter.

               (3) In the case of a top-heavy plan, the Determination Date will be the last day of the Plan Year for the first Plan Year, and for any other Plan Year, the last day of the preceding Plan Year.

               (4) The Valuation Date, for purposes of Part XVI, will be the most recent Valuation Date occurring within the 12-month period ending on the Determination Date.

               (5) The Look-Back Year, for purposes of determining Highly Compensated Employees will be: (Paragraph 1.27)

                      (a)  [ ]   the Inconsecutive  month  period  preceding the
                                 Plan Year.

(C)            Dates (continued)
               -----------------
                      (b)  [x]   the calendar year ending  with  or  within  the
                                 Plan Year.

               (6)  Limitation Year will mean:

                      (a)  [ ]   the calendar year.

                      (b)  [X]   the 12-consecutive month period coinciding with
                                 the Plan Year.

                      (c)  [ ]   the 12-consecutive month period from
                                 ________________ to _________________.

                      NOTE: If the Company is a member of a controlled group of corporations, a controlled group of trades or businesses or an affiliated service group, the Limitation Year must be the same for all members of the group.

(D)            Eligibility for Participation (Part III)
               ----------------------------------------
               (1)    Classification(s) of eligible employees:

                      (a)  [X]  All
                           [ ]  Salaried
                           [ ]  Hourly
                           [ ]  Commissioned

                      (b)  [ ]  Division, Plant, Location or Other
                                (Specify).
                                _______________________________________

                      (c)  [ ]  Employees not covered by a collective
                                bargaining agreement.

               (2)    Present Employees:

                      (a)  [ ]  An Employee who is employed on the  Effective
                                Date (or Amendment Date, if later) will become a Participant on the Effective Date (or Amendment Date, if later).

                      (b)  [X]  An Employee who is employed on the Effective
                                Date (or Amendment Date, if later) will become a Participant upon meeting the requirements in (D)(3).

               (3)    Future Employees: An Employee who becomes employed   after
                      the Effective Date (or the Amendment Date, if later) will become a Participant upon meeting the following requirements:

(D)            Eligibility for Participation (Part 111) (continued)
               ----------------------------------------------------
                      (a) Service Requirement:
                                (i)   [ ]    None

                               (ii)   [X]    Completion of 1/4 Years of Service
                                             (Not to exceed 2, or if (D)(7)(a)is
                                             elected, ik. If years exceed 1,
                                             (0)(1)(a) must be elected.)

                               NOTE:  If  a  fractional  year  is  elected,   an
                               Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

                      (b) Age Requirement

                                (i)   [X]    None

                               (ii)   [ ]    Attainment of age _______not to
                                             exceed 21, or if (D)(7)(a) is
                                             elected, 20-1/2).

               (4) Employees eligible for participation under another plan qualified under Code Sections 401 or 403 to which the Company contributes will be eligible for participation in this Plan.

                      [X] Yes      [ ] No      [ ] Not Applicable. There is no
                                                   other Plan.

                      Name of other plan: Old Republic International Corporation Employees Savings and Stock Ownership Plan.

               (5) If the Company has acquired the trade or business from another Company, including a sole proprietorship or partnership, service with the predecessor Company (Name of predecessor Company: RMIC West, Inc.) which did not maintain this Plan will be considered. Service with the Company for purposes of determining:

                      (a)  [X]     Initial and continued eligibility to
                                   participate in the Plan.

                      (b)  [X]     A Participant's vested interest in his
                                   Participant's Account.

                      (c)  [ ]     No credit for prior service.

                      (d)  [ ]     Not Applicable. There was no predecessor
                                   Company, or the predecessor Company
                                   maintained this Plan.

(D)            Eligibility (continued)
               -----------------------
               (6) Hours of Service will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under the Plan.

                      (a)   [X]   On the basis of actual hours for which an
                                  Employee is paid or entitled to payment.

                      (b)   [ ]   On  the  basis   of   days   worked.  An
                                  Employee  will be credited  with ten (10)
                                  Hours of service if under  Paragraph 1.23
                                  of  the  Plan  such  Employee   would  be
                                  credited with at least one(1) Hour of Service during the day.

                      (c)   [ ]   On  the   basis   of   weeks  worked.  An
                                  Employee will be credited with forty-five
                                  (45) Hours of Service if under  Paragraph
                                  1.23 of the Plan such Employee would be credited with at least one (1)Hour of Service during the week.

                      (d)   [ ]   On  the basis  of  semi-monthly   payroll
                                  periods.  An  Employee  will be  credited
                                  with  ninety'-five  (95) Hours of Service
                                  if under  Paragraph 1.23 of the Plan such
                                  Employee  would be credited with at least
                                  one   (1)Hour  of   Service   during  the
                                  semi-monthly payroll period.

                      (e)   [ ]   On  the   basis   of  months  worked.  An
                                  Employee   will  be  credited   with  one
                                  hundred ninety (190)Hours of Service if under Paragraph 1.23 of the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

               (7)    The Entry Date will be:

                      (a)   [ ]   an Anniversary Date of the Plan.

                      (b)   [ ]   semi-annually, i.e., an Anniversary Date
                                  or the first day of the sixth month
                                  following an Anniversary Date.

                      (c)   [ ]   quarterly, i.e., an Anniversary Date or
                                  or first day of the third, sixth, or ninth month following an Anniversary Date.

                      (d)   [X]   the first day of any calendar month.

(E)            Compensation
               ------------
               (1)    Compensation will mean all of each Participant's:

E)             Compensation (continued)
               ------------------------
                      (a) (i)  [ ]   Section 3401(a) wages.

                         (ii)  [ ]   Section 3121(a) wages

                        (iii)  [ ]   Total. Section 415 compensation for the

                                     [X]  Plan Year

                                     [ ]  Limitation Year ending with or
                                          within the Plan Year.

                         (iv)  [ ]   Section 415 safe-harbor compensation
                                     for the

                                     [ ]  Plan Year

                                     [ ]  Limitation Year ending with or
                                          within the Plan  Year.

                      (b)  (i) [X]   The definition selected in (a) above
                                     will apply to integrated contributions
                                     and the operation of The ACP test.
                                     However, for all other Plan purposes,
                                     including forfeiture allocation,
                                     Compensation will mean all of each
                                     Participant's Regular or Base Salary
                                     or Wages including

                                     [x] bonuses
                                     [x] overtime
                                     [x] commissions
                                     [x] discretionary bonuses

                         (ii)  [ ]   Not applicable. The definition selected
                                     in (a) will apply for all Plan purposes.

                               NOTE: If (i) above is elected, the compensation percentage for the Highly Compensated Employees cannot be greater than the Compensation percentage for other Employees. The Compensation percentage for a group of Employees may be calculated by averaging the separately calculated Compensation ratios for each Employee in the group. An Employee's Compensation ratio is calculated by dividing the Employee's compensation under (b) by the Employee's basic Compensation under (a)(i).

E)             Compensation (continued)
               ------------------------
               (2) Compensation for the purpose of applicable nondiscrimination testing will include company contributions made pursuant to a deferred salary agreement which are not includible in the gross income of the Employees under Code Sections 125, 402(a)(8), 402(h) and 403(b).

                      [ ]   Yes

                      [ ]   No

                      [x] Not applicable. Company does not maintain any plan listed above.

(F)            Retirement (Part XIV)
               ---------------------
               (1)    The Normal Retirement Date of a Participant will be:

                      (a)  [X]  Age 65 (not to exceed 65).

                      (b)  [ ]  The later of age ___(not to exceed 65) or the
                                ________(not to exceed 5th) anniversary of the participation commencement date. The participation commencement date is the first day of the first plan year in which the Participant commences participation in the Plan. If, for plan years beginning before January 1, 1988, normal retirement age was determined with reference to the anniversary of the participation commencement date (more than 5 but not to exceed 10 years), the anniversary date for Participants who first commenced participation under the plan before the first plan year beginning on or after January 1, 1988 shall be the earlier of (A) the tenth anniversary of the date the participant commenced participation in the plan (or such anniversary as had been elected by the employer, if less than 10) or
                                (B) the fifth anniversary of the first day of the first plan year beginning on or after January 1, 1988.

                      NOTE: The Normal Retirement Date, as elected above, may not exceed any mandatory retirement age enforced by the Company.

               (2)    The Early Retirement Date of a Participant will be:

                      (a)  [ ]     None.

                      (b)  [ ]     The first day of any calendar month after his
                                   ______ birthday.

F)             Retirement (continued)
               ----------------------
                      (c)  [X]     The first day of any calendar month after his
                                   50th birthday and his completion of

                                    (i)  7  Years of Service.

                                   (ii) __  Years of Service following
                                            commencement of participation.

                      (d)  [ ]     The first day of any calendar month after his
                                   completion of

                                    (i)  _____  Years of Service.
                                   (ii)  _____  Years of Service following
                                                commencement of participation.

               (3)    The Disability Retirement Date of a Participant will be:

                      (a)  [ ]     None.

                      (b)  [ ]     The first day of any calendar month after his
                                   _____ birthday.

                      (c)  [ ]     The first day of any calendar month after his
                                   _____ birthday and his completion of _____
                                   Years of Service.

                      (d)  [X]     The first day of any calendar month.

               (4)    Determination of Disability

                      (a)  [X]     If entitled to disability benefits under the
                                   Federal Social Security Act.

                      (b)  [ ]     Determined by the Company in accordance with
                                   its normal personnel practice applied in a uniform and nondiscriminatory manner.

                      (c)  [ ]     Determined by the Company in accordance with
                                   the collective bargaining agreement.

                      (d)  [ ]     If entitled to disability benefits under the
                                   Company's Long Term Disability Insurance
                                   Plan.

                      (e)  [ ]     Not Applicable.  Disability Retirement is
                                   not allowed.

               (5)    Benefit Options:

                      (a) In lieu of a 50 percent survivor annuity, the amount of the survivor annuity portion of the Automatic Joint and Survivor Annuity will be the

F)             Retirement (continued)
               ----------------------
                               following percent of the annuity payable during their joint lives:

                               [ ]   66 2/3 percent.

                               [ ]   100 percent.

                               [X]   Not Applicable. The Annuity will be 50
                                     percent.

                      (b) Continuation of retired Participant's Account until the first day of April following the calendar year in which the retired Participant attains age 70-1/2 is

                               [x]   Permitted.

                               [ ]   Not Permitted.

                               If permitted, the retired Participant's account balance will

                               [ ]   Be  withdrawn  from  the   appropriate
                                     separate investment funds and allocated to the Fixed Income Fund or Guaranteed Interest Fund under the Contract.

                               [X)   Remain in the appropriate investment funds.

(G)            Participant Contributions (Paragraphs 1.30. 1.31, and 1.32)
               -----------------------------------------------------------
               (1) Participant contributions [X] will [ ] will not be allowed in the Plan.

               (2)    Participant Matched Contributions

                      (a)  [X]  None

                      (b)  [ ]  Will be required as a condition of

                                 (i)  [ ]   Employment

                                (ii)  [ ]   Participation

                      (c)      May be suspended

                                      [ ]   Yes

                                      [ ]   No

                                      [ ]   Not applicable. Contribution
                                            required as a condition of
                                            employment.

G)             Participant Contributions (continued)
               -------------------------------------
                      (d) Such contribution will be:
                                      [ ]   an amount equal to ___% of the
                                            Participant's Compensation.

                                      [ ]   _____cents per hour worked by
                                            the Participant.

                                      [ ]   a flat dollar amount of $____per
                                            Plan Year, due ratably each pay
                                            period.

               (3)    Participant Supplemental Contributions

                      (a)      [X]   None

                      (b)      [ ]   Will be permitted. Such contribution will
                                     be an amount equal to a percentage of the Participant's Compensation elected by him which is not less than ___% and not more than ____%.

                      NOTE: (3)(b) may only be elected if (2) (b) (i) is elected.

               (4)    Participant Nondeductible Voluntary Contributions

                      (a)      [ ]   None

                      (b)      [X]   Will    be    permitted    only    while
                                     contributions    are   being    made  in
                                     accordance with Sections (G) (2) and (3).
                                     Such contribution will be an amount equal to a percentage of the Participant"s
                                     Compensation elected by him which is not more than 10 %[not to exceed 10 percent).

(H)            Company Contributions
               ---------------------
               (1)    The Company will contribute to the Plan:

                      (a)      [ ]   __% of net profits in excess of $_____.

                      (b)      [ ]   __% of net profits, but in no event more
                                     than $_____ for any Plan Year.

                      (c)      [ ]   __% (not to exceed 15 percent) of
                                     Compensation of all Participants eligible to share in the allocation.

                      (d)      [X]   An amount determined by the Company
                                     immediately prior to the Anniversary date.

                      (e)      [ ]   ________________________________

(H)            Company Contributions (continued)
               ---------------------------------
                      NOTE 1: The Company will make contributions to the Plan based on current or accumulated earnings and profits for the taxable year or years ending with or within the Plan Year.

                                     [ ] Yes         [X] No

                                     Contributions will be made from [ ] current profits only, or [ ] current and accumulated profits.

                      NOTE 2: Company contributions will be first be allocated to Participants' accounts in accordance with Section (H)(2). Any balance of Company contributions after this allocation will be allocated in accordance with Section (H)(3). Finally, any remaining company contributions will be allocated in accordance with Section (H) (4) or(H)(5).

               (2)    Company Matching Contributions (Paragraph 1.10).

                      (a) Company Matching Contributions [ ] will [X] will not be allowed in the Plan. If allowed, the Sponsoring organization will maintain records to monitor compliance with Code Section 401(m), will perform the ACP test, and will notify the Company if correction is required.

                      (b) The Formula for determining the Company Matching Contribution will be:

                                (i)       [ ]  ___% of Compensation.

                               (ii)       [ ]  ____ times the Participant's
                                               Matched Contributions.

               (3)    Company Supplemental Contributions (Paragraph 1.12)

                      (a)      [ ]  Will be made after the allocation of Company
                                    Matching Contributions above, of

                                     (i)  [ ]  ____ times the Participant
                                               Supplemental Contribution
                                               for the Plan Year.

                                    (ii)  [ ]  ____ (a fraction) of the
                                               Participant Supplemental
                                               Contribution for the Plan
                                               Year.

                      (b)      [X]  Will not be made.

               (4)    Company Annual Contributions (Paragraph 1.9)

H)             Company Contributions (continued)
               ---------------------------------
                      (a) Company Annual Contributions [X] will [ ] will not be allowed in the Plan.

                      (b) FOR NON-INTEGRATED PLANS. Company Annual contributions, for the Plan Year, will be allocated to each Participant's Account:

                        (i)    [ ]  ___% of Compensation for each Participant.

                       (ii)    [X]  The ratio which a Participant's Compensation
                                    bears to the total Compensation of all
                                    Participants calculated to the nearest
                                    dollar).

                      (iii)    [ ]  The ratio which the units allocated to a
                                    Participant bear to the  total units
                                    allocated to all Participants, with one
                                    unit allocated  for  each  $100 of
                                    Compensation and

                                    [ ] no units
                                    [ ] one unit
                                    [ ] two units

                                    for each completed Year of Service.

                       (iv)    [ ]  Not Applicable. The Plan is integrated
                                    or no Company Annual Contribution will
                                    be made.

               (c) FOR INTEGRATED PLANS. Company Annual Contributions, for the Plan Year, will be allocated to each Participant's
                      Account:

                        (i)    [ ]  Based on the  provisions  of  Paragraph
                                    4.11,   with  the  initial   contribution
                                    amount determined by the Company prior to the end of the Plan Year.

                       (ii)    [ ]  Based on the  provisions  of  Paragraph
                                    4.11    except    that   the   limit   of
                                    Compensation in the first step will be _____% (an amount not in excess of the permitted disparity rate).

                      NOTE: If this integrated contribution is to be used as the top-heavy minimum contribution, the percentage selected cannot be lower than 3%.

                      (iii)    [X]  Not Applicable. The Plan is non-integrated
                                    or no Company Annual Contributions will be made.

                       (iv)    [ ]  The integration level is equal to:

H)             Company Contributions (continued)
               ---------------------------------
                               [ ]  The Taxable  Wage Base in effect on the
                                    first day of the Plan Year. It is the maximum amount of earnings which may be considered wages for such year under Code
                                    Section 3121 a)(1).

                               [ ]  $_______(a dollar amount less than the
                                    Taxable Wage Base).

                               [ ]  _____% of the Taxable Wage Base (not to
                                    exceed 100%).

               (5)    Company Qualified Nonelective Contributions (Paragraph
                      1.11)

                      (a) The Company [ ] will [X] will not make Qualified Nonelective Contributions to the Plan.

                      (b)      (i)  Company Qualified Nonelective Contributions
                                    will be allocated to the accounts of:

                                    [ ]  All Participants.

                                    [ ]  All non-Highly Compensated
                                         Participants.

                              (ii)  The formula for allocating of Company
                                    Qualified Nonelective Contributions will be:

                                    [ ]  In  the  ratio  in  which  each
                                         Participant's   Compensation  for
                                         the Plan Year  bears to the total
                                         Compensation of all  Participants
                                         for such Plan Year.

                                    [ ]  In  the  ratio  in  which  each
                                         Participant's Compensation not in
                                         excess  of  $___________  for the
                                         Plan  Year  bears  to  the  total
                                         Compensation of all  Participants
                                         not in  excess  of  $_______  for
                                         such Plan Year.

                                    [X]  Not Applicable. No Company Qualified
                                         Nonelective Contributions will be made.

               (6) Restrictions. Company Matching and Supplemental Contributions made on an annual basis, and Company Annual and Company Qualified Nonelective Contributions for any
                     Plan Year will be allocated to the Accounts of all Participants except:

                     (a)     [ ]    Those  Participants who have not been
                                    credited with 1,000 or more Hours of Service during the Plan Year.

        ---------------------------------
                     (b)     [X]    Those Participants whose employment with
                                    the Company  terminated  prior to the end of
                                    the   Plan    Year   will   not   share   in
                                    contributions allocated after the date of Termination of Employment.

                     (c)     [ ]    No exceptions.

                      Notwithstanding (H) (6) (a) or (b), if a Participant terminates employment due to death, disability or retirement, Company Annual Contributions [ ] will [X] will not be allocated to the Participant in that Plan Year.

(I)            Forfeitures (Paragraph 13.2)
               ----------------------------
               (1)    All forfeitures will be:

                      (a)    [ ]    Applied to reduce Company contributions to
                                    the Plan.

                      (b)    [X]    Reallocated  among  Participants in the
                                    ratio   that   the   Compensation   of  each
                                    Participant bears to the total Compensation of all Participants.

                      (c)    [ ]    Not Applicable. The Plan has 100% immediate
                                    vesting.

                      NOTE: Amounts forfeited by Highly Compensated Employees as a result of Excess Aggregate Contributions will only be applied under (a).

               (2) If forfeitures will be reallocated in (1)(b) above for any Plan Year, the allocation will be made to the Accounts of all Participants except:

                      (a)    [ ]    Those  Participants  who  have  not been
                                    credited with 1,000 or more Hours of Service during the Plan Year.

                      (b)    [X]    Those Participants whose employment with
                                    the Company,  terminated prior to the end of
                                    the   Plan    Year   will   not   share   in
                                    contributions allocated after the date of Termination of Employment.

                      (c)    [ ]    No exceptions.

                      Notwithstanding   (1)(2)(a)  or  (b),  if  a   Participant
                      terminates   employment   due  to  death,   disability  or
                      retirement, forfeitures C] will Cx) will not be

(I)            Forfeitures (Paragraph 13.2) (continued)
               ----------------------------------------
                      allocated to the Participant in that Plan Year.

               (3) If more than one Company adopts the Plan, and forfeitures will be reallocated in (1)(b) above for any Plan Year,

                      (a)    [ ]    The  allocation  will  be made to the
                                    Accounts of the remaining Participants of
                                    the  Company  in  which  the   forfeiting
                                    Participant was employed.

                      (b)    [X]    The  allocation  will  be  made  to all
                                    Participant  Accounts of  companies  who are
                                    members  of  an   affiliated  or  controlled
                                    group.

(J)            Investment Allocation (Paragraphs 6.4, 4.7 and 4.8)
               ---------------------------------------------------
               (1)    Investment allocation instructions will be made by the:

                      (a)    [ ]    Administrator.

                      (b)    [ ]    Participant.

                      (c)    [ ]    Administrator for Company contributions and
                                    Participant for Participant contributions.

               (2)    Rollover Contributions will be invested:

                      (a)    [ ]    The same as Participant contributions.

                      (b)    [ ]    The same as Company contributions.

                      (c)    [X]    By a separate election of the Participant.

                      (d)    [ ]    Not applicable.  All contributions will be
                                    invested in the same manner.


(K) Policies [ ]will be [X]will not be purchased under the Plan as provided by Paragraph 7.1. Policies will be purchased with Company contributions.

(L)            In-Service Withdrawals (Part X)
               -------------------------------
               (1) Participant Contributions - The Participant may withdraw:

                      (a)    [X]    His separate account attributable to
                                    Participant Nondeductible Voluntary
                                    Contributions.

(L)            In-Service Withdrawals (Part X) (continued)
               -------------------------------------------
                      (b)    [ ]    His separate account attributable to
                                    Participant Matched Contributions.

                      (c)    [ ]    His separate account attributable to
                                    Participant Supplemental Contributions.

                      (d)    [ ]    No withdrawals permitted.

                      (e)    [ ]    Not Applicable. No Participant contributions
                                    are permitted in Plan.

               (2) Rollover Contributions - The Participant may withdraw his separate account attributable to Rollover Contributions.

                      [X] Yes    [ ] No

                      If 'Yes', withdrawal restrictions will be as follows:

                      (a)    [ ]    Same restrictions as Company Contributions
                                    in (L)(3)(a)

                      (b)    [X]    No restrictions.

               (3) Company Contributions - If withdrawal of all Participant contributions and the earnings attributable to them is permitted in (L)(1), or if no Participant contributions are allowed in the Plan, the Participant may withdraw:

                      (a)    [X]    The vested portion of the  Participant's
                                    Account  attributable  to  Company  Matching
                                    Contributions,     Company      Supplemental
                                    Contributions,     and    Company     Annual
                                    Contributions   (only  in  a  non-integrated
                                    plan).  Participants  may only withdraw this
                                    portion if:

                                      (i) [X]  The Participant has 5 or more
                                               years of Plan participation.

                                          [ ]  The Company contributions and
                                               their earnings have been in the
                                               Plan for at least two years.

                                          [ ]  Amended/Restated Plans: The
                                               Participant has 5 or more years
                                               of Plan participation. However,
                                               if the Participant was employed
                                               on the Amendment Date, the
                                               Participant may withdraw the
                                               Company contributions and their
                                               earnings that have accrued up
                                               until the

(L)            In-Service Withdrawals (Part X) (continued)
               -------------------------------------------
                                               Amendment Date after they have
                                               been in the Participant's
                                               Account for at least two years.

                                     (ii) [ ]  The withdrawal is based on the
                                               Participant's attaining age
                                               59-1/2 notwithstanding any of the
                                               restrictions elected above.

                      NOTE: Only one or no election may be made in (I).

                      (b)    [ ]    The portion of the Participant's account
                                    attributable     to    Company     Qualified
                                    Nonelective   Contributions   based  on  the
                                    Participant's attainment of age 59-1/2.

                      (c)    [ ]    Company contributions cannot be withdrawn.

               (4)    Suspension - If Company  contributions may be withdrawn in
                      (L)(3)(a), will the Participant, upon withdrawal, forfeit the right to future Company Matching Contributions, Company Supplemental Contributions, or Company Annual Contributions (in a non-integrated plan) for 12 consecutive months beginning from the date of withdrawal?

                      [ ] Yes    [X) No     [ ] Not Applicable

                      NOTE: Notwithstandiing the elections made in this Section, a Participant who has attained age 70-1/2 may withdraw all or any portion of his vested account balance.

(M)            Loans (Part XI)
               ---------------
               (1) Loans [ ] will [X] will not be permitted to Participants. A Participant may have up to _____ [not to exceed 5] loan(s) outstanding at any one time.

               (2) The Repayment Period for loans to purchase a principal residence [ ] can [ ] cannot exceed 5 years.

(N)            Special Top-Heavy Elections (Paragraph 17.2)
               --------------------------------------------
               (1)    If Employees Participate in Multiple Plans of the Company:
                      If the Company maintains one or more plans in addition to this Plan and if one or more Employees participate in this Plan and in another plan, the minimum top-heavy contribution or benefit will be determined as follows:

                      (a)    [ ]    a Minimum Contribution will be made to this
                                    Plan of

N)             Special Top-Heavy Elections (continued)
               ---------------------------------------
                                     (i)  [ ]  3 percent of compensation (for
                                               Participants in defined
                                               contribution plans only).

                                    (ii)  [ ]  5 percent of compensation (for
                                               Participants in this Plan and in
                                               a defined benefit plan).

                      (b)    [X]    the Minimum Contribution or benefit will be
                                    satisfied by the Plan named hereafter: Old
                                    Republic International Corporation Employees
                                    Savings and Stock Ownership Plan.


                      (c)    [ ]    Not Applicable.  Company has only this Plan.

               (2)    Maximum   Defined   Contribution   and   Defined   Benefit
                      Fractions: If the Plan becomes top-heavy, the dollar limitation factor in the denominators of the Defined Benefit Fraction and Defined contribution Fraction is computed by substituting a factor of 1.0 for 1.25. The dollar limitation factor can be restored under this Plan to 1.25 by electing one of the following options. This election will be effective in any year in which the top-heavy ratio is more than 60 percent but not more than 90 percent. (Paragraph 5.8(a) and 5.8(c).

                      (a)    [ ]    the Minimum Contribution under this Plan
                                    will  be  4  percent  of  compensation   (if
                                    additional benefits are provided under this Plan and the defined benefit plan of the Company).

                      (b)    [ ]    the Minimum Contribution under this Plan
                                    will be 7-1/2 percent of compensation for Participants entitled to minimum benefits under both this Plan and the Company's defined benefit plan, and 4 percent of compensation for Participants who are not entitled to minimum benefits under the defined benefit plan.

                      (c)    [ ]    Other (specify)
                                     _____________________________________.

                      (d)    [X]    Not Applicable.  Company doe not have a
                                    defined benefit plan.

               (3) The Company may set forth in the space provided below any provisions to override Plan provisions in order to comply with the rules regarding required aggregation of multiple plans under Code Section 415 and 416.

(O)            Vesting
               -------
               Prior  to  retirement  or  Plan  termination,   the  value  of  a
               participant's Account attributable to Company contributions is as follows: [Select one option each under (1) and (2) below.] (Paragraphs 9.1 and 17.4)

               (1)    Regular Vesting Schedule.

                      (a)  [ ]  100%

                      (b)  [ ]  100% upon completion of
                                ____     Years of Service  (not more than 5).

                      (c)  [ ]  ____%  after 1 Year of  Service
                                ____%  after 2 Years of Service
                                ____%  after 3 Years of Service
                                ____%  after 4 Years of Service
                                ____%  after 5 years of Service
                                        (no less than 100%)

                      (d)  [X]    40% after 1 Year of Service
                                  50% after 2 Years of Service
                                  60% after 3 Years of Service
                                       (no less than 20%)
                                  70% after 4 Years of Service
                                       (no less than 40%)
                                  80% after 5 Years of Service
                                       (no less than 60%)
                                  90% after 5 Years of Service
                                       (no less than 80%)
                                 100% after 7 or more Years of Service
                                       (no less than 100%)

               (2) Top-Heavy Vesting Schedule. During and subsequent to the first Plan Year for which the Plan is a Top-Heavy Plan, the following vesting schedule will apply notwithstanding the vesting schedule elected Section (O) (1) (Paragraph 17.4)

                      (a)  [ ]  100%

                      (b)  [ ]  ___% after 1 Year of Service
                                ___% after 2 Years of Service
                                ___% after 3 Years of Service
                                      (no less than 100%)

                      (c)  [X]   40% after 1 Year of Service
                                 50% after 2 Years of Service
                                      (no less than 20%)
                                 60% after 3 Years of Service
                                      (no less than 40%)
                                 70% after 4 Years of Service
                                      (no less than 60%)

(O)            Vesting (continued)
               -------------------
                                 80% after 5 Years of Service
                                      (no less than 80%)
                                100% after 6 or  more Years of Service
                                      (no less than 100%)

                      (d)  [ ]  Not Applicable.  Plan's schedule elected in
                                (O) (1) has the same or more rapid vesting than the above schedules.

               (3) For purposes of this Section, 'Years of Service' will not include: (Paragraph 9.3)

                  N/A (a)  [ ]  Years of Service before age 18.

                      (b)  [ ]  Years  during  which  the  Participant
                                declined  to  contribute  all of his Matched
                                Contributions,    if   the   Plan   requires
                                Participant Matched Contributions.

                      (c)  [ ]  Years of  Service  during  a period  for
                                which  the  Employee  made  no   Participant
                                Matched   Contributions,   if   required  by
                                Section (G)(2)(b).

                      (d)  [ ]  Years of Service before the Company
                                maintained this Plan or a predecessor plan.

                      (e)  [ ]  Years of Service before January 1, 1971,
                                unless the Participant has had at least three Years of Service after December 31, 1970.

                      (f)  [ ]  Years of Service  before  the  effective
                                date of ERISA if such Service would have been disregarded under the Break In Service rules of the prior Plan in effect before such date.

(P)            Participant's Account Upon Termination of Employment
               (Paragraph 12.3)
               ----------------------------------------------------
               (1)    Benefit Options:

                      Option A - Continuation of his Account. The  Participant's
                                 vested interest will:

                                  (a)  [ ] Be withdrawn from the appropriate
                                           separate investment funds and
                                           allocated to the Fixed Income Fund
                                           or Guaranteed Interest Fund under
                                           the  Contract.

                                  (b)  [x] Continuation of terminated

(P)            Participant's Account (continued)
               ---------------------------------
                                           Participant's Account until the
                                           first day of April following the
                                           calendar year in which the
                                           terminated Participant attains
                                           age 70-1/2 is

                                           [X]   Permitted

                                           [ ]   Not Permitted

                      Option B - Deferred Annuity.

                      Option C - One-Sum Cash Distribution is:

                                  (a) [X]  Permitted immediately upon
                                           Termination of Employment of a
                                           Participant.

                                  (b) [ ]  Permitted at the beginning of the
                                           Plan Year following the Plan Year
                                           in which the Participant incurs a
                                           One-Year Break in Service after
                                           terminating employment.

                                  (c) [ ]  Permitted only for distribution of
                                           Participant Nondeductible Voluntary
                                           contributions, if any.

                      Option D - Immediate installment payments are:

                                  (a) [ ]   Permitted

                                  (b) [X]   Not Permitted

                      Option E - Plan-to-Plan Transfers are:

                                  (a) [X]   Permitted

                                  (b) [ ]   Not Permitted

                          NOTE: If the vested Participant's Account is $3,500 or less, the entire vested Participant's Account will be distributed with or without the Participant's consent.

               (2)    Forfeiture  Restoration.   (Paragraph  12.4  and  12.5)  A
                      reinstated Participant must repay the full amount distributed to him attributable to Company contributions at Termination of Employment prior to restoration of any forfeited nonvested Account balance.

                      [ ] Yes   [X] No    [ ] Not Applicable. Plan  provides
                                              immediate 100%  vesting.

(Q)              Limitation on Allocating Contributions (Paragraphs 5.5 and 5.6)
                 ---------------------------------------------------------------
                 This Section will apply if the Company maintains or ever maintained another qualified plan in which any Participant in this Plan is; (or was) a Participant or could become a Participant. It also applies if the Company maintains a welfare, benefit fund, as defined in Code Section 419(e) or an individual medical account, as defined in Code Section 415(l)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan.

                 (1) If the Participant is covered under another qualified defined contribution plan maintained by the Company, other than a master or prototype plan:

                          (a)  [X]  Annual  Additions under this Plan
                                    will  be  reduced   until  the  plans
                                    satisfy   the   Maximum   Permissible
                                    Amount limit.

                          (b)  [ ]  The  Annual  Additions  under the
                                    other  plan(s) will be reduced  until
                                    the   plans   satisfy   the   Maximum
                                    Permissible Amount limit.

                                    (Name of Plan)_________________________.

                          (c)  [ ]  The provisions of Paragraph 5.5 will apply
                                    as if the other plan were a master or
                                    prototype plan.

                          (d)  [ ]  Other method of limiting Annual Additions.
                                    (Describe below)

                          (e)  [ ]  Not Applicable. Company has only this
                                    Plan.

                 (2) If the Participant is or has ever been a Participant in a defined benefit plan maintained by the Company:

                          (a)  [ ]  The Annual Additions will be limited to
                                    this and/or other qualified defined
                                    contribution plans for the Limitation Year so that the sum of the Defined Contribution, Fraction and the Defined Benefit fraction does not exceed 1.O. (State which plan will be limited and describe below if limitation is not under this Plan.)

                          (b)  [ ]  The Projected Annual Benefit will be
                                    reduced in one or more of the qualified
                                    defined benefit plans so that the sum of the Defined Contribution Fraction and the

(Q)              Limitation on Allocating Contributions (continued)
                 --------------------------------------------------
                                    Defined  Benefit  Fraction  does  not
                                    exceed 1.0. (As described below.)

                          (c)  [ ]  The Annual Additions will be limited and
                                    the Projected Annual Benefit will be
                                    reduced as described below.

                          (d)  [X]  Not Applicable. Company does not maintain
                                    a defined benefit plan.

(R)              Present Value of Accrued Benefits (Paragraph 17.5(h))
                 -----------------------------------------------------
                 If the Company maintains or has maintained, one or more qualified defined benefit plans for purposes of establishing present value to compute the top-heavy ratio, any benefit will be discounted only for mortality and interest based on the following:

                 (1)   [ ]       Interest Rate ____% Mortality Rate ____

                 (2)   [X]       Not Applicable. Company does not have a defined
                                 benefit plan.

(S)              Adoption Contingent on IRS Approval
                 -----------------------------------
                 The opinion letter issued to MassMutual by the National Office of the Internal Revenue Service evidences the acceptability of the form of the Prototype Plan under Code Section 401. The adopting Company may not rely on an opinion letter issued 'by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Code Section 401. To obtain reliance with respect to plan qualification, the Company must apply to the appropriate Key District Office of the Internal Revenue Service for a determination letter.

                 The adoption of the Plan and contributions thereto are subject to the condition that the Internal Revenue Service will determine that initially the Plan, as it relates to the undersigned Company, meets the requirements of the Internal Revenue Code and Regulations issued thereunder and, until the Company has received a favorable determination letter from the Internal Revenue Service, no Participant will have any vested interest in any equity created by contributions made by the Company. As soon as reasonably possible, after the execution of this Adoption Agreement, the Administrator will submit to the Internal Revenue Service the documents required to obtain a determination as to the qualified status of this Plan as it relates to the Company. Upon receipt of a determination letter, the Administrator will submit evidence thereof to the Insurance Company.

(S)              Adoption Contingent on IRS Approval (continued)
                 -----------------------------------------------
                 Upon receipt of evidence that the Plan is not so qualified or if evidence is not received within one year after adoption of the Plan, or such longer period as may be agreed to by the Insurance Company, the Contract will be canceled and the insurance Company will pay to the Company an amount equal to the value of the total of all the Participant's Accounts as determined by the Insurance Company in accordance with the terms of the Contract and Policies.

                 This Adoption Agreement may be used only in conjunction with basic plan document #02, IRS Serial No. 9015627/D357472(a).

                 The Company is [X] incorporated [ ] unincorporated.

                 Plan Serial Number is 001

                 Company's Fiscal Year is January 1 to December 31

The undersigned has consulted their own tax-counsel in completing this document.

Signed this 13th day of June, 1994 at Winston-Salem, North Carolina.


                                             By:     /s/ John E. Gerke
                                                -----------------------------
                                                       John E. Gerke
                                                    Senior Vice President
                                                    Printed Name and Title

                       Republic Mortgage Insurance Company
                                  Company Name

                                   56-1031043
                           Company's Employer I.D. No.

For Participating Employers Adopting this Plan:


By:     /s/ John E. Gerke                   By:     /s/ John E. Gerke
   ------------------------------              -------------------------------


John E. Gerke, Sr. Vice President                John E. Gerke, Controller
---------------------------------           ----------------------------------
      Printed Name and Title                       Printed Name and Title

                                                Republic Mortgage Insurance
        RMIC Corporation                           Co. Of North Carolina
---------------------------------           ----------------------------------
          Company Name                                 Company Name

          36-3048119                                   52-0090482
---------------------------------           ----------------------------------
   Company's Employer I.D. No.                  Company's Employer I.D. No.



By:     /s/ John E. Gerke
   ------------------------------

    John E. Gerke, Controller
---------------------------------
     Printed Name and Title

 Republic Mortgage Insurance Co.
        Co. Of Florida
---------------------------------
         Company Name

          59-1583209
---------------------------------
   Company's Employer I.D. No.

                              ADDENDUM NO. 2 TO THE
                         MassMutual Prototype FLEXINVEST
                           Profit-Sharing/401(k) Plan

1. The second subparagraph following (d) of paragraph 1.14 is deleted in its entirety.

2.         The  new  subparagraphs are  inserted at the  end of  Paragraph  1.14 as follows:

                    In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the C)BRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                    For Plan Years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

                    If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                    In  determining  the   Compensation  of  a  Participant  for
                    purposes of this limitation, the rules of Code Section 414(q)(6) shall apply, except in applying such rules, the term 'family' shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules, the $150,000 limitation is exceeded, then (except for the purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among affected individuals in proportion to each such individual's Compensation as determined under this Paragraph prior to the application of this limitation.

3. The new subparagraph is inserted at the end of Paragraph 9.3 as follows:

                    If the distribution is one to which sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, a distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that: (1) the Plan
                    Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and (2) the Participant, after receiving the notice, affirmatively elects a distribution.

                    [Note: The provisions of Paragraph 9.3 apply to distributions subject to Code Sections 401(a)(11) and 417. The above 30-day waiver provision applies to distributions in Parts 9, 10, 12, 13, 14 and 18 of this Plan which are not subject to Code Sections 401(a)(11) and 417.]

                                                                          SF2174

(L)            In-Service Withdrawals (continued)

               Contributions, or Company Annual Contributions (in non-integrated plan) for 12 consecutive months beginning from the date of withdrawal?

               [ ] Yes      [ ] No    [ ] Not Applicable

               NOTE: Notwithstanding the elections made in this Section, a Participant who has attained age 70-1/2 may withdraw all or a portion of his vested account balance.

(M)            Loans (Part XI)

               (1) Loans [X] will [ ] will not be permitted to Participants. A Participant may have up to 2 [not to exceed 5] loans outstanding at any one time.

               (2) The Repayment Period for loans to purchase a principal residence [ ] can [X} cannot exceed 5 years.

(N)            Special Top-Heavy Elections (Paragraph 17.2)

               (1)    If Employees Participate in Multiple Plans of the Company:
                      If the Company maintains one or more plans in addition to this Plan and if one or more Employees participate in this Plan and in another plan, the minimum top-heavy contribution or benefit will be determined as follows:

                      (a)    [ ]      a  Minimum  Contribution  will be  made to
                                      this Plan of

                                       (i)  [ ]   3 percent of compensation (for
                                                  Participants     in    defined
                                                  contribution plans only).

                                      (ii)  [ ]   5 percent of compensation (for
                                                  participants in this Plan and
                                                  in a defined benefit plan).

                      (b)    [ ]      the Minimum Contribution  or benefit  will
                                      be satisfied by the Plan  named hereafter:
                                      _________________________________________

                      (c)    [ ]      Not  Applicable.  Company  has  only  this
                                      Plan.

               (2)    Maximum   Defined   Contribution   and   Defined   Benefit
                      Fractions:   If the Plan becomes top-heavy, the



This page amends, effective January 1, 1996, the Adoption Agreement as executed on June 13, 1994.


                                          REPUBLIC MORTGAGE INSURANCE COMPANY

Date: 12/13/95                            By:      /S/ John E. Gerke, SVP
     ----------                              --------------------------------
                                                   Signature and Title